$370,000,000

                                CREDIT AGREEMENT

                                      among

                              THE PITTSTON COMPANY
                                   as Borrower

                           CERTAIN OF ITS SUBSIDIARIES
                                  as Guarantors

                                 VARIOUS LENDERS

                                       and

                               FLEET NATIONAL BANK
                                       and
                            THE CHASE MANHATTAN BANK
                            as Co-Syndication Agents

                                       and

                            BANK OF AMERICA, N.A.
                             as Administrative Agent


                           Dated as of October 3, 2000



                         BANC OF AMERICA SECURITIES LLC
                         Lead Arranger and Book Manager

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINITIONS, ETC...................................................1
Section 1.1  Definitions.....................................................1
Section 1.2  General........................................................18
Section 1.3  Other Definitions and Provisions...............................19
Section 1.4  Accounting Terms...............................................19
ARTICLE II CREDIT FACILITIES................................................19
Section 2.1 Amount and Terms of Credit......................................19
Section 2.2 Procedure for Advances of Revolving Credit Loans................20
Section 2.3 Repayment of Loans..............................................21
Section 2.4 Revolving Credit Notes..........................................22
Section 2.5 Competitive Bid Loans and Procedure.............................22
Section 2.6 Intentionally Omitted...........................................24
Section 2.7 Commitment Reductions and Increases.............................24
Section 2.8 Termination; Extension Options..................................26
ARTICLE III LETTER OF CREDIT FACILITY.......................................27
Section 3.1 L/C Commitment..................................................27
Section 3.2 Procedure for Issuance of Letters of Credit.....................28
Section 3.3 Fees and Other Charges..........................................28
Section 3.4 L/C Participations..............................................29
Section 3.5 Reimbursement Obligation of the Borrower........................30
Section 3.6 Obligations Absolute............................................30
Section 3.7 Effect of L/C Application.......................................31
ARTICLE IV GENERAL LOAN PROVISIONS..........................................31
Section 4.1 Interest and Utilization Fee....................................31
Section 4.2 Conversion and Continuation of Revolving Credit Loans...........33
Section 4.3 Facility Fees...................................................34
Section 4.4 Manner of Payment...............................................35
Section 4.5 Crediting of Payments and Proceeds..............................35
Section 4.6 Adjustments.....................................................35
Section 4.7 Nature of Obligations of Lenders Regarding Extensions of
            Credit; Assumption by the Administrative Agent..................36
Section 4.8 Changed Circumstances...........................................37
Section 4.9 Indemnity.......................................................40
Section 4.10 Capital Requirements...........................................40
Section 4.11 Taxes..........................................................41
ARTICLE V CLOSING; CONDITIONS OF CLOSING AND BORROWING......................43
Section 5.1 Closing.........................................................43
Section 5.2 Conditions to Closing...........................................43
Section 5.3 Conditions to All Extensions of Credit..........................46
ARTICLE VI REPRESENTATIONS AND WARRANTIES...................................46
Section 6.1 Representations and Warranties..................................46
Section 6.2 Accuracy and Completeness of Information........................50

Section 6.3 Labor Matters...................................................50
Section 6.4 Survival of Representations and Warranties, Etc.................51
ARTICLE VII FINANCIAL INFORMATION AND NOTICES...............................51
Section 7.1 Financial Statements, Etc.......................................51
Section 7.2 Notice of Litigation and Other Matters..........................53
ARTICLE VIII AFFIRMATIVE COVENANTS..........................................54
Section 8.1 Payment of Taxes, etc...........................................54
Section 8.2 Maintenance of Insurance........................................54
Section 8.3 Preservation of Corporate Existence, etc........................54
Section 8.4 Compliance with Laws, etc.......................................55
Section 8.5 Compliance with ERISA...........................................55
Section 8.6 Compliance with Contracts, etc..................................55
Section 8.7 Access to Properties............................................55
Section 8.8 Conduct of Business.............................................55
Section 8.9 Use of Proceeds.................................................55
Section 8.10 Additional Guarantors..........................................55
ARTICLE IX NEGATIVE COVENANTS...............................................56
Section 9.1 Financial Covenants.............................................56
Section 9.2 Limitations on Liens............................................56
Section 9.3 Disposition of Debt and Shares of  Restricted Subsidiaries;
            Issuance of Shares by Restricted Subsidiaries; Consolidation,
            Merger or Disposition of Assets.................................58
Section 9.4 Transactions with Affiliates....................................59
Section 9.5 Compliance with Regulations T, U and X..........................59
Section 9.6 Hedging Agreements..............................................60
Section 9.7 ERISA...........................................................60
Section 9.8 Limitations on Acquisitions.....................................60
Section 9.9 Sale Leaseback Transactions.....................................61
Section 9.10 Limitations on Investments.....................................61
ARTICLE X GUARANTY..........................................................62
Section 10.1 Guaranty of Payment............................................62
Section 10.2 Obligations Unconditional......................................62
Section 10.3 Modifications..................................................63
Section 10.4 Waiver of Rights...............................................63
Section 10.5 Reinstatement..................................................64
Section 10.6 Remedies.......................................................64
Section 10.7 Limitation of Guaranty.........................................64
Section 10.8 Termination of Guaranty Upon Divestiture.......................65
ARTICLE XI DEFAULT AND REMEDIES.............................................65
Section 11.1 Events of Default..............................................65
Section 11.2 Remedies.......................................................68
Section 11.3 Rights and Remedies Cumulative; Non-Waiver; etc................69
ARTICLE XII THE ADMINISTRATIVE AGENT........................................69
Section 12.1 Appointment....................................................69
Section 12.2 Delegation of Duties...........................................69
Section 12.3 Exculpatory Provisions.........................................70
Section 12.4 Reliance by the Administrative Agent...........................70

Section 12.5 Notice of Default..............................................70
Section 12.6 Non-Reliance on the Administrative Agent and Other Lenders.....71
Section 12.7 Indemnification................................................71
Section 12.8 The Administrative Agent in Its Individual Capacity............72
Section 12.9 Resignation of the Administrative Agent; Successor
             Administrative Agent...........................................72
ARTICLE XIII MISCELLANEOUS..................................................73
Section 13.1 Notices........................................................73
Section 13.2 Expenses, Indemnity............................................74
Section 13.3 [Intentionally Omitted.].......................................75
Section 13.4 Governing Law..................................................75
Section 13.5 Consent to Jurisdiction........................................75
Section 13.6 Waiver of Jury Trial...........................................76
Section 13.7 Reversal of Payments...........................................76
Section 13.8 Accounting Matters.............................................76
Section 13.9 Successors and Assigns; Participations; Confidentiality........76
Section 13.10 Amendments, Waivers and Consents..............................80
Section 13.11 Performance of Duties.........................................80
Section 13.12 All Powers Coupled with Interest..............................80
Section 13.13 Survival of Indemnities.......................................81
Section 13.14 Titles and Captions...........................................81
Section 13.15 Severability of Provisions....................................81
Section 13.16 Counterparts.     ............................................81
Section 13.17 Binding Effect; Amendment and Restatement; Term of Agreement..81
Section 13.18 Inconsistencies with Other Documents; Independent
              Effect of Covenants...........................................82

                                    SCHEDULES

Schedule 1.1(a) - Commitments as of Closing Date
Schedule 1.1(b) - Unrestricted Subsidiaries of the Borrower as of Closing Date
Schedule 6.1.6 - Subsidiaries of the Borrower as of Closing Date
Schedule 9.2 - Liens as of Closing Date
Schedule 13.1 - Notice Addresses for Lenders


                                    EXHIBITS

Exhibit A      -    Form of Revolving Credit Note
Exhibit B      -    Form of Notice of Revolving Credit Borrowing
Exhibit C      -    Form of Notice of Account Designation
Exhibit D      -    Form of Notice of Prepayment
Exhibit E      -    Form of Guarantor Joinder Agreement
Exhibit F      -    Form of Notice of Conversion/Continuation
Exhibit G      -    Form of Assignment and Acceptance

      CREDIT AGREEMENT dated as of October 3, 2000 among THE PITTSTON COMPANY, a Virginia corporation (the "Borrower"), certain of the Borrower's Subsidiaries from time to time party hereto (each a "Guarantor," and together with the Borrower, the "Credit Parties," and each, a "Credit Party"), the Lenders from time to time party hereto, FLEET NATIONAL BANK and THE CHASE MANHATTAN BANK, as Co-Syndication Agents, and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent") (all capitalized terms used herein and defined in
Section 1.1 are used herein as therein defined).

                              STATEMENT OF PURPOSE

      WHEREAS, the Borrower wishes to establish with the Lenders credit facilities providing for revolving loans and letters of credit of up to $370,000,000 in the aggregate maximum principal amount at any time outstanding, and the Lenders and the Administrative Agent are willing to establish such credit facilities on the terms and conditions set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                    ARTICLE I

                                 DEFINITIONS, ETC.

      Section 1.1  Definitions.

      The following terms when used in this Agreement shall have the meanings assigned to them below:

      "364 Day Facility" means the short term revolving credit facility established pursuant to Section 2.1 hereof.

      "364 Day Facility Commitment" means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans under the 364 Day Facility for the account of the Borrower in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(a) hereto, as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate 364 Day Facility Commitment of all Lenders to make Revolving Credit Loans under the 364 Day Facility, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. The 364 Day Facility Commitment of all Lenders on the Closing Date shall be One Hundred Eighty Five Million and No/100s Dollars ($185,000,000).

      "364 Day Facility Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the 364 Day Facility Commitment of such Lender to (b) the aggregate 364 Day Facility Commitment of all of the Lenders.

      "364 Day Facility Fee" shall have the meaning assigned thereto in Section 4.3.1.

      "364 Day Facility Specified Maturity Date" means October 2, 2001 or such later date as determined pursuant to Section 2.8.3.

      "364 Day Facility Termination Date" means the earliest of the dates referred to in Section 2.8.1.

      "Administrative   Agent"   means  Bank  of  America  in  its  capacity  as
Administrative Agent hereunder,  and any successor thereto appointed pursuant to
Section 12.9.

      "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 13.1.3.

      "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means the possession, directly or indirectly, of any power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

      "Aggregate Revolving Credit Commitment" means (a) as to any Lender, the aggregate of such Lender's 364 Day Facility Commitment and Three Year Facility Commitment, as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate 364 Day Facility Commitment and Three Year Facility Commitment of all Lenders, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Aggregate Revolving Credit Commitment of all Lenders on the Closing Date shall be Three Hundred Seventy Million and No/100s Dollars ($370,000,000).

      "Aggregate Revolving Credit Commitment Percentage" means, as to any Lender at any time, the ratio of (a) such Lender's Aggregate Revolving Credit
Commitment to (b) the Aggregate Revolving Credit Commitment of all of the Lenders.

      "Agreement"   means  this  Credit   Agreement,   as   amended,   restated,
supplemented or otherwise modified.

      "Applicable Law" means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators.

      "Applicable LT Rating" means as to each of Moody's and S&P, its rating of the Borrower's senior, unsecured, long-term, non-credit-enhanced debt for borrowed money (or of the unsecured long-term debt of any other Person, the rating of which by Moody's and S&P is based upon a senior, unsecured, non-credit-enhanced guarantee by the Borrower).

      "Applicable Percentage" means, for purposes of calculating (a) the interest rate applicable to Offshore Rate Loans under Section 4.1.1; (b) the Utilization Fee under Section 4.1.6; or (c) the Facility Fees under Section 4.3, the applicable percentage set forth in the following tables opposite the Applicable LT Rating:



                        Offshore           Offshore
                        Rate               Rate
                        Loans              Loans      Facility
                        under     Facility under the  Fee for   Utilization
                        the 364   Fee for  Three      Three     Fee with
 Pricing  Applicable LT Day       364 Day  Year       Year      Utilization
  Level      Rating     Facility  Facility Facility   Facility  >50%
---------------------------------------------------------------------------
I           A-/A3 or     0.290%    0.085%    0.275%    0.100%     0.125%
              above
---------------------------------------------------------------------------
II          BBB+/Baa1    0.525%    0.100%    0.500%    0.125%     0.125%

---------------------------------------------------------------------------
III         BBB/Baa2     0.850%    0.150%    0.825%    0.175%     0.125%

---------------------------------------------------------------------------
IV          BBB-/Baa3    1.050%    0.200%    1.025%    0.225%     0.125%

---------------------------------------------------------------------------
V            BB+/Ba1     1.250%    0.250%    1.200%    0.300%     0.125%

---------------------------------------------------------------------------
VI          BB/Ba2 or    1.400%    0.350%    1.350%    0.400%     0.125%
              below
---------------------------------------------------------------------------

For purposes of the foregoing, (i) if the Applicable LT Ratings established by Moody's and S&P are different but correspond to consecutive Pricing Levels, then the Pricing Level with the lower number (I.E., corresponding to the better rating) shall apply, and (ii) if the Applicable LT Ratings established by Moody's and S&P are different and correspond to non-consecutive Pricing Levels, then the Pricing Level with a number equal to the higher Pricing Level number (I.E., corresponding to the worse rating) MINUS one shall apply (I.E., if Moody's and S&P's Applicable LT Ratings correspond to Pricing Levels I and IV, respectively, then Pricing Level III will apply).

      The Applicable Percentage shall be adjusted on the date five (5) Business Days after the date of any change in the Applicable LT Ratings (each such adjustment date a "Rate Determination Date"). Each Applicable Percentage shall be effective from a Rate Determination Date until the next such Rate Determination Date. Adjustments in the Applicable Percentages shall be effective as to existing Extensions of Credit as well as any new Extension of Credit made thereafter.

      "Arranger" means Banc of America Securities LLC.

      "Assignment and  Acceptance"  shall have the meaning  assigned  thereto in
Section 13.9.2(c).

     "Bank of America" means Bank of America, N.A., a national banking association, and its successors.

      "Bankruptcy Event" means any of the Events of Default set forth in Sections 11.1.8, 11.1.9 or 11.1.11, or any of those events which with the passage of time, the giving of notice or any other condition, would constitute such an Event of Default.

      "Base Rate" means, at any time, the higher of (a) the Prime Rate and (b) the sum of (i) the Federal Funds Rate plus (ii) 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

      "Base Rate Loan" means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 4.1.1.

      "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor thereof).

      "Borrower" means The Pittston Company, a Virginia corporation.

      "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Charlotte, North Carolina, Richmond, Virginia or New York, New York; provided that in the case of Offshore Rate Loans, such day is also a day on which dealings between banks are carried on in U.S. dollar deposits in the London interbank market.

      "Capital Lease" means, with respect to any Person who is a lessee of property, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on the lessee's balance sheet.

      "Capital Lease Obligation" means the amount of the liability that is capitalized in respect of any Capital Lease in accordance with GAAP.

      "Cash Equivalents" means (a) demand deposits maintained in the ordinary course of business, (b) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (c) time deposits, certificates of deposit, master notes and bankers acceptances of (i) any Lender, (ii) any commercial bank or trust company (or any Affiliate thereof) having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-2 or the equivalent thereof or from Moody's is at least P-2 or the equivalent thereof (any such bank, trust company or Affiliate thereof being an "Approved Institution"), in each case with maturities of not more than 270 days from the date of acquisition, (d) commercial paper and variable or fixed rate notes issued by any Approved Institution (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-2 (or similar ratings by successor rating agencies) or better by S&P or P-2 (or similar ratings by successor rating agencies) or better by Moody's and maturing within six months of the date of acquisition, (e) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (f) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by Approved Institutions, (g) obligations of states, municipalities, counties, political subdivisions, agencies of the foregoing and other similar entities, rated at least A, MIG-1 or MIG-2 by Moody's or at least A by S&P (or similar ratings by successor rating agencies), (h) unrated obligations of states, municipalities, counties, political subdivisions, agencies of the foregoing and other similar entities, supported by irrevocable letters of credit issued by Approved Institutions, or (i) unrated general obligations of states, municipalities, counties, political subdivisions, agencies of the foregoing and other similar entities, provided that the issuer has other outstanding general obligations rated at least A, MIG-1 or MIG-2 by Moody's or A by S&P (or similar ratings by successor rating agencies).

      "Change in Control" shall be deemed to have occurred if (i) any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act, as amended) shall obtain, directly or indirectly, beneficially or of record, ownership or control in one or more series of transactions of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower, provided that such person or group of persons shall be deemed to have obtained such ownership or control on the date thirty days after the date that such person or group of persons actually obtains such ownership or control, (ii) a majority of the seats on the board of directors of the Borrower shall be occupied by persons other than (x) directors on the date of this Agreement or (y) directors initially nominated or appointed by action of the board of directors of the Borrower or
(iii) there shall have occurred under any indenture or other instrument evidencing Debt of the Borrower or any Restricted Subsidiary for borrowed money in excess of $25,000,000 a "change in control" (as defined in such indenture or other instrument evidencing such Debt) beyond any grace period permitted therein obligating the Borrower or any Restricted Subsidiary to repurchase, redeem or repay all or any part of such Debt or any capital stock provided for therein.

      "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 5.2 and Section 5.3 shall be satisfied or waived in all respects.

      "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified from time to time.

      "Commitment" means, as to any Lender at any time, such Lender's 364 Day Facility Commitment, Three Year Facility Commitment or Aggregate Revolving Credit Commitment, as the context requires.

      "Commitment Percentage" means, as to any Lender at any time, such Lender's 364 Day Facility Commitment Percentage, Three Year Facility Commitment Percentage or Aggregate Revolving Credit Commitment Percentage, as the context requires.

      "Competitive Bid" means an offer by a Lender to make a Competitive Bid Loan in accordance with Section 2.5.

      "Competitive Bid Loan" means any Loan made pursuant to Section 2.5 and all such Loans collectively as the context requires.

      "Competitive Bid Rate" means the rate of interest per annum expressed as a percentage rate in the form of a decimal to no more than four decimal places offered by a Lender making a Competitive Bid with respect to any Competitive Bid Loan.

      "Consolidated Debt" means Debt of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in Restricted Subsidiaries.

       "Consolidated EBITDA" shall mean, for the Borrower and its Restricted Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense, (iii) depreciation, depletion and amortization, and (iv) all other non-cash charges, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.

      "Consolidated Interest Expense" means, for any period, as applied to the Borrower and its Restricted Subsidiaries, all interest expense (whether paid or accrued) and capitalized interest, including without limitation (a) the amortization of debt discount and premium, (b) the interest component under Capital Leases, and (c) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program in each case determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.

      "Consolidated Lease Rentals" means Lease Rentals of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.

      "Consolidated Net Income" means, for any period, the net income, after taxes, of the Borrower and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries, but excluding, to the extent reflected in determining such net income, (a) any extraordinary gains and losses for such period, (b) any loss arising from or relating to the initial classification of any portion of the Pittston Minerals Group as discontinued operations and any subsequent adjustments associated with the disposition of such discontinued operations, (c) any non-cash write-down or write-off in the book value of any assets, and (d) any loss in connection with the disposition of any assets.

      "Consolidated Net Worth" means, as of any date, as applied to the Borrower and its Restricted Subsidiaries, shareholders' equity or net worth as determined and computed on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries, provided that in determining "Consolidated Net Worth" there shall be (a) included any issuance of preferred stock by the Borrower and (b) excluded
(i) any extraordinary gains and losses, (ii) any loss arising from or relating to the initial classification of any portion of the Pittston Minerals Group as discontinued operations and any subsequent adjustments associated with the disposition of such discontinued operations, (iii) any non-cash write-down or write-off in the book value of any assets , and (iv) any loss in connection with the disposition of any assets.

      "Consolidated Total Assets" means, as of any date, the assets and properties of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP after giving appropriate effect to any outside minority interests in the Restricted Subsidiaries.

      "Contaminant" shall mean any waste, hazardous material, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste that is regulated under any Environmental Law.

      "Credit Facility" means the collective reference to the 364 Day Facility, the Three Year Facility and the L/C Facility or any one of them, as the context requires.

      "Credit Parties" means, collectively, the Borrower and the Guarantors; "Credit Party" means any one of them.

      "Current SEC Reports" means the most recent report on Form 10-K, or any successor form, and any amendments thereto filed by the Borrower with the Securities and Exchange Commission (the "Commission") and any reports on Forms 10-Q and/or 8-K, or any successor forms, and any amendments thereto, filed by the Borrower with the Commission after the date of such report on Form 10-K.

      "Debt" of any Person means at any date, without duplication, the sum of the following determined and calculated in accordance with GAAP: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (c) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for purposes hereof the amount of such Debt shall be calculated at the greater of
(i) the amount of such Debt as to which  there is  recourse  to such  Person and
(ii) the fair market value of the property which is subject to the Lien, (d) all Support Obligations of such Person with respect to Debt of others, (e) the principal portion of all obligations of such Person under Capital Leases, (f) the maximum amount of all drafts drawn under standby letters of credit issued or bankers' acceptances facilities created for the account of such Person (to the extent unreimbursed), and (g) the outstanding attributed principal amount under any asset securitization program of such Person. The Debt of any Person shall include the Debt of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Debt.

      "Default" means any of the events specified in Section 11.1 which with the passage of time, the giving of notice or both, would constitute an Event of Default.

      "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

      "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender or any fund that invests in bank loans and is managed by the same investment advisor as another Lender; and (c) any other Person approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing, the Borrower (such approval not to be unreasonably withheld or delayed by the Borrower or the Administrative Agent); provided, however, that
(i) neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee and (ii) neither any Person engaged in the same lines of business as the Borrower or any of its Subsidiaries nor any Affiliate of any such Person shall qualify as an Eligible Assignee.

      "Environmental Laws" means any and all federal, state, local and foreign laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, binding interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

      "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified from time to time.

      "ERISA Affiliate" means any Person who together with the Borrower is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

      "Eurodollar Reserve Percentage" means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/16th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City and to which the Administrative Agent or any Lender is then subject.

      "Event of Default" means any of the events specified in Section 11.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

      "Existing Credit Agreement" means the Credit Agreement dated as of March 4, 1994 among the Borrower, the lenders parties thereto, The Chase Manhattan Bank (successor to Chemical Bank), Credit Suisse First Boston (successor to Credit Suisse) and Morgan Guaranty Trust Company as Co-Agents, and Credit Suisse First Boston, as Administrative Agent, as amended and in effect on the Closing Date.

      "Extensions of Credit" means, as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender's Three Year Facility Commitment Percentage of the L/C Obligations then outstanding and (c) the aggregate principal amount of all Competitive Bid Loans made by such Lender then outstanding. "Extension of Credit" means, as to any Lender (a) any component of such Lender's Extensions of Credit or (b) the making of, or participation in, a Loan by such Lender or the issuance or extension of, or participation in, a Letter of Credit by such Lender, as the context may require.

      "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

      "Federal Funds Rate" means, the rate per annum (rounded upwards, if necessary, to the next higher 1/16th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for any weekend day or holiday shall be the same as the rate for the immediately preceding Business Day.

      "Financial Letters of Credit" shall mean any Letter of Credit issued to any Person other than an Affiliate of the Borrower to secure the payment by any such Person of its financial obligations, or to provide counter or "back-up" guarantees in support of bank guarantees, letters of credit or other credit facilities afforded to the Borrower or any of its Subsidiaries, or to support local currency borrowings outside the United States.

      "Fiscal Year" means the fiscal year of the Borrower ending on December 31 in any year.

      "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States or any State or territory thereof.

      "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

      "Foreign Subsidiary" means each Subsidiary of the Borrower that is not incorporated under the laws of the United States or any State or territory thereof.

      "GAAP" means generally accepted accounting principles in the United States, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis throughout the period indicated, subject to
Section 1.4.

      "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

      "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

      "Guaranteed Obligations" means, without duplication, all of the obligations of the Borrower to the Lenders and the Administrative Agent, whenever arising, under this Agreement, the Notes or any other Loan Document (including, but not limited to, obligations with respect to principal, interest and fees).

      "Guarantor" means each Subsidiary of the Borrower identified as a "Guarantor" on the signature pages hereto and any Material Domestic Subsidiary that becomes a Guarantor hereunder after the Closing Date by execution of a Guarantor Joinder Agreement pursuant to Section 8.10.

      "Guarantor Joinder Agreement" means a Guarantor Joinder Agreement executed by a Guarantor and the Administrative Agent in substantially the form of Exhibit E, as amended, restated, supplemented or otherwise modified.

      "Hazardous Materials" means any substances or materials (a) which are or become regulated or defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law, (d) the discharge or emission or release of which requires a permit or license under any Applicable Law or other Governmental Approval, or (e) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

      "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or forward rate agreement, foreign currency agreement or other agreement executed to protect the Borrower or any Subsidiary against fluctuations in the prices of commodities, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified from time to time.

      "Interest Coverage Ratio" means, as of the last day of any fiscal quarter, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense, in each case for the period of four (4) consecutive fiscal quarters ending as of such day.

      "Interest  Period"  shall  have the  meaning  assigned  thereto in Section
4.1.2.

      "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of indebtedness, securities or otherwise) of capital stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such Person, (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person.

      "Issuing Lender" means Bank of America in its capacity as issuer of any Letter of Credit, and any other Lender mutually acceptable and on terms satisfactory to the Borrower and the Administrative Agent.

      "Labor Laws" shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments and orders relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing.

      "L/C Application" means an application, in the form specified by any Issuing Lender from time to time, requesting such Issuing Lender to issue a Letter of Credit.

      "L/C Commitment" means $100,000,000.

      "L/C Facility" means the letter of credit facility established pursuant to
Article III hereof.

      "L/C Fee" shall have the meaning assigned thereto in Section 3.3.1.

      "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

      "L/C Participants" means the collective reference to all the Lenders having a Three Year Facility Commitment other than the applicable Issuing Lender.

      "Lease" means a lease, other than a Capital Lease, of real or personal property.

      "Lease Rentals" for any period means the sum of the rental and other obligations to be paid by the lessee under a Lease during the remaining term of such Lease (excluding any extension or renewal thereof at the option of the lessor or the lessee unless such option has been exercised), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.

      "Lender" means each Person executing this Agreement as a Lender as set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 13.9.2, other than any party hereto that ceases to be a party hereto pursuant to any Assignment and Acceptance.

      "Lending  Office"  means,  with respect to any Lender,  the office of such
Lender   maintaining  such  Lender's   Aggregate   Revolving  Credit  Commitment
Percentage of the Revolving Credit Loans.

      "Letters  of Credit"  shall have the meaning  assigned  thereto in Section
3.1.

      "Leverage Ratio" shall mean, as of the date of any determination with respect to the Borrower, the ratio of (a) the sum of (i) Consolidated Debt as of such date, plus (ii) the amount by which (A) the aggregate amount, as of the preceding December 31 (or as of such date if such date is December 31), of Consolidated Lease Rentals under non-cancellable Leases entered into by the Borrower or any of its Subsidiaries, discounted to present value at 10% and net of aggregate minimum non-cancellable sublease rentals, determined on a basis consistent with Note 13 to the Borrower's consolidated financial statements at and for the period ended December 31, 1999, included in the Borrower's 1999 annual report to shareholders, exceeds (B) $350,000,000, to (b) the sum of (i) the amount determined pursuant to clause (a), plus (ii) Consolidated Net Worth as of such date.

      "LIBOR" means, for any Offshore Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) appearing on Telerate Page 3750 (or any successor or equivalent page) as the London interbank offered rate for deposits in Dollars and in the approximate amount of the Loan to be made or continued as, or converted into, such Offshore Rate Loan at approximately 11:00 a.m. (London time) two (2)
Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750 the relevant rate shall be the arithmetic mean of all such rates. If for any reason such rate is not available, the term "LIBOR" shall mean, for any Offshore Rate Loan for any Interest Period therefor,

            (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars and in the approximate amount of the Loan to be made or continued as, or converted into, such Offshore Rate Loan at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the relevant rate shall be the arithmetic mean of all such rates, or

            (b) if no rate is available on the Reuters Screen LIBO page, then the rate determined by the Administrative Agent at which Dollars in the approximate amount of the Loan to be made or continued as, or converted into, such Offshore Rate Loan are offered by leading banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upwards, if necessary, to the nearest 1/16th of 1%).

      "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

      "Loan Documents" means, collectively, this Agreement, the Notes, the L/C Applications, any Guarantor Joinder Agreement and each other document, instrument and agreement executed and delivered by any Credit Party for the benefit of the Administrative Agent or any Lender in connection with this Agreement, all as may be amended, restated or otherwise modified.

      "Loans" means the collective reference to the Revolving Credit Loans and the Competitive Bid Loans; "Loan" means any one of such Loans.

      "Margin Stock" shall have the meaning given such term under Regulation U.

      "Material Adverse Effect" means (a) a material adverse effect on the financial condition or results of operations of the Borrower and its Restricted Subsidiaries taken as a whole that would impair the ability of the Credit Parties to perform their obligations under the Loan Documents or (b) a material adverse effect on the rights or remedies of the Lenders or the Administrative Agent under the Loan Documents.

      "Material Domestic  Subsidiary" means any Subsidiary of the Borrower which
(a) is organized under the laws of the United States, any state thereof or the District of Columbia and (b) together with its Subsidiaries, (i) owns more than twenty percent (20%) of Consolidated Total Assets or (ii) accounts for more than twenty percent (20%) of Consolidated EBITDA.

      "Moody's" means Moody's Investors Service, Inc.

      "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, has made, is accruing or has accrued an obligation to make, contributions within the preceding six years.

      "Notes" means the collective reference to the Revolving Credit Notes; "Note" means any one of such Notes.

      "Notice of Account Designation" shall have the meaning assigned thereto in
Section 2.2.2.

      "Notice of Conversion/Continuation" shall have the meaning assigned thereto in Section 4.2.

      "Notice of Prepayment" shall have the meaning assigned thereto in Section 2.3.3.

      "Notice of Revolving Credit Borrowing" shall have the meaning assigned thereto in Section 2.2.1.

       "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) all payment and other obligations owing by the Credit Parties to any Lender or Affiliate of a Lender or the Administrative Agent under any Hedging Agreement with any Lender or Affiliate of a Lender (which Hedging Agreement is permitted hereunder), and
(c) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties to the Lenders or the Administrative Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, in each case under or in respect of this Agreement, any Note, or any of the other Loan Documents.

      "Offshore Rate" means, for any Interest Period, with respect to an Offshore Rate Loan, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Administrative Agent as follows:

      Offshore Rate =              LIBOR
                     -----------------------------------
                     1.00- Eurodollar Reserve Percentage

The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

      "Offshore Rate Loan" means a Revolving Credit Loan bearing interest at a rate based upon the Offshore Rate as provided in Section 4.1.1.

      "Operating Lease" shall mean, as to any Person, as determined in accordance with GAAP, any lease of property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

      "Other Taxes" shall have the meaning assigned thereto in Section 4.11.2.

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor agency.

      "Pension Plan" means any employee pension benefit plan (within the meaning of Section 3(2) of ERISA), other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and is maintained for the employees of the Borrower or any of its ERISA Affiliates.

      "Performance Letters of Credit" means any trade or documentary Letter of Credit issued to secure the performance by any Person of its obligations, or to guarantee or otherwise secure any Person's obligations relating to a bid, advance payment or security deposit, retention release, custom and duty deferment guaranty or bond, warranty or performance bond or other guaranty.

      "Person" means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

     "Pittston Minerals Group" means Pittston Minerals Group, Inc., and its Subsidiaries.

      "Prime Rate" means, at any time, the rate of interest per annum established from time to time by Bank of America as its prime rate in effect at its principal office in Charlotte, North Carolina. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate established by Bank of America as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

      "Prior Bank Commitment" means the Borrower's committed credit facility evidenced by the Existing Credit Agreement.

      "Real Property" of any Person means all the right, title and interest of such Person in and to land, improvements and fixtures, including leaseholds.

      "Reimbursement Obligation" means the obligation of the Borrower to reimburse each Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit issued at the request of the Borrower.

      "Register" has the meaning assigned thereto in Section 13.9.4.

      "Reportable Event" means an event described in Section 4043(c) of ERISA with respect to a Pension Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .27 or .28 of PBGC Regulation Section 4043.

      "Required Lenders" means, at any date, any combination of Lenders whose Aggregate Revolving Credit Commitment Percentage equals more than fifty percent (50%) of the Aggregate Revolving Credit Commitment or, if the Aggregate Revolving Credit Commitment has been terminated, any combination of Lenders who collectively hold more than fifty percent (50%) of the aggregate unpaid principal amount of the Extensions of Credit (excluding the aggregate unpaid principal amount of Competitive Bid Loans); provided that, for purposes of declaring the Loans to be due and payable pursuant to Article XI, and for all purposes after the Loans become due and payable pursuant to Article XI, the outstanding Competitive Bid Loans of the Lenders shall be included in the Lenders' respective Aggregate Revolving Credit Commitment Percentages in determining the Required Lenders.

      "Responsible Officer" means any of the following: the chief executive officer or chief financial officer of the Borrower or any other officer of the Borrower proposed by the Borrower and reasonably acceptable to the Administrative Agent.

      "Restricted Subsidiary" means:

      (i)   any   Subsidiary  of  the  Borrower  at the  date of this  Agreement other than a Subsidiary designated as an Unrestricted Subsidiary in Schedule 1.1(b);

      (ii)  any Material Domestic Subsidiary of the Borrower;

      (iii) any Subsidiary of the Borrower that is a Guarantor;

      (iv) any Subsidiary of the Borrower that owns, directly or indirectly, any of the capital stock of any Guarantor; and

      (v) any Person that becomes a Subsidiary of the Borrower after the date hereof unless prior to such Person becoming a Subsidiary the board of directors of the Borrower designates such Subsidiary as an Unrestricted Subsidiary, in each case provided that none of the shares of any Restricted Subsidiary are owned, directly or indirectly, by an Unrestricted Subsidiary.

A Restricted Subsidiary (other than any Subsidiary that is a Guarantor or any Subsidiary that owns, directly or indirectly, any of the capital stock of any

Guarantor) may be designated by the board of directors of the Borrower as an Unrestricted Subsidiary by written notice to the Administrative Agent, but only if (a) the Subsidiary owns no shares of the Borrower or any Restricted Subsidiary and (b) immediately after such designation, the Leverage Ratio is not greater than 0.55 to 1.00 and the Interest Coverage Ratio is at least 3.00 to
1.00. An Unrestricted Subsidiary may be designated by the board of directors of the Borrower as a Restricted Subsidiary by written notice to the Administrative Agent, but only if immediately after such designation (x) the Borrower shall be in compliance with Section 9.2 and (y) the Leverage Ratio is not greater than
0.55 to 1.00 and the Interest Coverage Ratio is at least 3.00 to 1.00.

      "Revolving Credit Loan" means any loan (other than a Competitive Bid Loan) made to the Borrower pursuant to Section 2.2 under the 364 Day Facility or the Three Year Facility, and all such loans collectively as the context requires.

      "Revolving Credit Notes" means the collective reference to the Revolving Credit Notes made by the Borrower payable to the order of each Lender with a Three Year Facility Commitment or a 364 Day Facility Commitment, substantially in the form of Exhibit A hereto, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part; "Revolving Credit Note" means any of such Revolving Credit Notes.

      "Sale and Leaseback Transaction" means the sale by the Borrower or a Restricted Subsidiary to any Person (other than any Credit Party) of any property or asset and, as part of the same transaction or series of transactions, the leasing as lessee by the Borrower or any Restricted Subsidiary of the same or another property or asset which it intends to use for substantially the same purpose.

      "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

      "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Borrower.

      "Support Obligation" means, with respect to any Person, at any date without duplication, any Debt of another Person that is guaranteed, directly or indirectly in any manner, by such Person or endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted with recourse by such Person or any Debt of another Person that has the substantially equivalent or similar economic effect of being guaranteed by such Person or of otherwise making such Person contingently liable therefor, through an agreement or otherwise, including, without limitation, an agreement (i) to purchase, or to advance or supply funds for the payment or purchase of, such Debt, or (ii) to make any loan, advance, capital contribution or other investment in such other Person to assure a minimum equity, asset base, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such other Person (unless such investment is expected to constitute a permitted investment under Section 9.10).

      "Taxes" shall have the meaning assigned thereto in Section 4.11.1.

      "Termination Date" means the 364 Day Facility Termination Date or the Three Year Facility Termination Date, as the context requires.

      "Termination Event" means any of the following that result in a Material Adverse Effect: (a) a "Reportable Event" described in Section 4043 of ERISA, or
(b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or to seek the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan, or (g) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

      "Three Year Facility" means the multi-year revolving credit facility established pursuant to Section 2.1 hereof.

      "Three Year Facility Commitment" means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans under the Three Year Facility for the account of the Borrower in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(a) hereto as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate Three Year Facility Commitment of all Lenders to make Revolving Credit Loans under the Three Year Facility, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Three Year Facility Commitment of all Lenders on the Closing Date shall be One Hundred Eighty Five Million and No/100s Dollars ($185,000,000).

      "Three Year Facility Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the Three Year Facility Commitment of such Lender to (b) the aggregate Three Year Facility Commitment of all of the Lenders.

      "Three  Year  Facility  Fee" shall have the  meaning  assigned  thereto in
Section 4.3.2.

      "Three Year Facility Specified Maturity Date" means October 3, 2003.

      "Three Year Facility Termination Date" means the earliest of the dates referred to in Section 2.8.2.

      "UCC" means, with respect to any Letter of Credit, the Uniform Commercial Code as in effect in the State in which the corporate headquarters of the relevant Issuing Lender is located or such other jurisdiction as is acceptable to the relevant Issuing Lender, as amended, restated or otherwise modified from time to time.

      "Unfunded Current Liability" of any Pension Plan means the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Pension Plan as of the close of its most recent year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No 87, exceeds the sum of (a) the market value of the assets allocable thereto and (b) $5,000,000.

      "Uniform   Customs"   means   the  Uniform   Customs   and   Practice  for
Documentary   Credits  (1993  Revision),   International   Chamber  of  Commerce
Publication No. 500.

      "United States" and "U.S." means the United States of America.

      "Unrestricted Subsidiary" means any Subsidiary other than a Restricted Subsidiary.

      "Utilization" means, for any day, (a) the aggregate principal amount of all outstanding Loans divided by (b) the Aggregate Revolving Credit Commitment, the result being expressed as a percentage.

      "Utilization Fee" means, for any day, a per annum rate equal to the Applicable Percentage for the Utilization on such day.

      Section 1.2  General.

            Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. Any reference herein to "Charlotte time" or "London time" shall refer to the applicable time of day in Charlotte, North Carolina or London, England, as applicable.

      Section 1.3  Other Definitions and Provisions.

             1.3.1 Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings provided herein when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

             1.3.2 Miscellaneous. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

      Section 1.4  Accounting Terms.

            Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the annual audited financial statements referenced in Section 6.1.7); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Administrative Agent or the Lenders as to which no such objection shall have been made.

                                   ARTICLE II

                                CREDIT FACILITIES

      Section 2.1 Amount and Terms of Credit.

            2.1.1 Description of Facilities. Upon the terms and subject to the conditions set forth in this Agreement: (i) the Lenders hereby grant to the Borrower a short term revolving credit facility (the "364 Day Facility") and a multi-year revolving credit facility (the " Three Year Facility") pursuant to which each Lender severally agrees to make Revolving Credit Loans to the Borrower in Dollars in accordance with Section 2.2 and (ii) the parties hereto agree that each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower in Dollars in accordance with Section 2.5; provided that (A) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) made under the 364 Day Facility shall not exceed the 364 Day Facility Commitment less the aggregate principal amount of all outstanding Competitive Bid Loans made under the 364 Day Facility; and the aggregate principal amount of outstanding Revolving Credit

Loans made under the 364 Day Facility by any Lender shall not at any time exceed such Lender's 364 Day Facility Commitment; and (B) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) made under the Three Year Facility shall not exceed the Three Year Facility Commitment less the sum of (x) all outstanding L/C Obligations plus (y) the aggregate principal amount of all outstanding Competitive Bid Loans made under the Three Year Facility; and the aggregate principal amount of outstanding Revolving Credit Loans made under the Three Year Facility by any Lender shall not at any time exceed such Lender's Three Year Facility Commitment. Each Revolving Credit Loan made by a Lender under the 364 Day Facility or the Three Year Facility shall be in a principal amount equal to such Lender's Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested under such facility on such occasion. Each Lender severally agrees, and by making any advance hereunder shall be deemed severally to represent, that none of the funds made available by such Lender with respect to any Revolving Credit Loan or any Competitive Bid Loan constitute "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101.

            2.1.2 Application of Facilities. The Credit Facility established hereby shall be used by the Borrower and its Restricted Subsidiaries for any lawful purpose, including, without being limited to:

                  (a)   refinance   existing   Debt  of  the  Borrower  and  its
      Subsidiaries, including without limitation, Debt outstanding under the Prior Bank Commitment; and

                  (b) finance the working capital, capital expenditures, acquisitions permitted under this Agreement and general corporate purposes of the Borrower and its Subsidiaries; provided, however, that no portion of the proceeds of any Loan shall be used to fund any such acquisition unless at such time the board of directors of the subject company shall have either (i) approved such acquisition or recommended it to shareholders or (ii) taken a position that it will neither recommend for or against such acquisition;

and, accordingly, the Borrower shall apply all amounts borrowed by it hereunder in or towards satisfaction of such purposes and neither the Administrative Agent nor any Lender shall be obligated to see to the application thereof.

      Section 2.2 Procedure for Advances of Revolving Credit Loans.

            2.2.1 Requests for Revolving Credit Loans. The Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B (a "Notice of Revolving Credit Borrowing") not later than
(i) 11:00 a.m. (Charlotte time) on the same Business Day as each Base Rate Loan and (ii) 12:00 noon (Charlotte time) at least three (3) Business Days before each Offshore Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) whether such Revolving Credit Loan is to be made under the 364 Day Facility or the Three Year Facility, (C) the amount of such borrowing, which shall be in an amount equal to the unused amount of the 364 Day Facility Commitment or the Three Year Facility Commitment, as applicable, or if less, (x) with respect to Base Rate Loans, in an aggregate principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof, and (y) with respect to Offshore Rate Loans, in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, (D) whether such Revolving Credit Loan is to be an Offshore Rate Loan or Base Rate Loan, (E) in the case of an Offshore Rate Loan, the duration of the Interest Period applicable thereto and (F) the aggregate principal amount of all Competitive Bid Loans to the Borrower outstanding under the 364 Day Facility and the Three Year Facility. Notices received after 11:00 a.m. (Charlotte time) or 12:00 noon (Charlotte time), as applicable, shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Revolving Credit Borrowing.

            2.2.2 Disbursement of Revolving Credit Loans. Each Lender will make available to the Administrative Agent, for the account of the Borrower, at the Administrative Agent's Office in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date no later than 2:00 p.m. (Charlotte time) on the proposed borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested by the Borrower pursuant to this Section 2.2 in immediately available funds by crediting or wiring such proceeds to the deposit account of the
Borrower identified in the most recent notice of account designation, substantially in the form of Exhibit C hereto (a "Notice of Account Designation"), delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 4.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section 2.2 for which any Lender is responsible to the extent that such Lender has not made available to the Administrative Agent its Commitment Percentage of such Revolving Credit Loan.

      Section 2.3 Repayment of Loans.

            2.3.1  Repayment on Termination  Date.  Subject to the provisions of
Section 2.8.3, the Borrower agrees to repay the outstanding principal amount of all Loans made to it under, and its Reimbursement Obligations under, the 364 Day Facility in full on the 364 Day Facility Termination Date, with all accrued but unpaid interest thereon. The Borrower agrees to repay the outstanding principal amount of all Loans made to it under, and its Reimbursement Obligation under, the Three Year Facility in full on the Three Year Facility Termination Date, with all accrued but unpaid interest thereon.

            2.3.2 Mandatory Repayment of Loans. If at any time (A) the sum of the outstanding principal amount of all Loans made under the 364 Day Facility exceeds the 364 Day Facility Commitment of all Lenders or (B) the sum of the outstanding principal amount of all Loans made under the Three Year Facility and all outstanding L/C Obligations exceeds the Three Year Facility Commitment of all Lenders, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, Revolving Credit Loans, L/C Obligations or Competitive Bid Loans and/or furnish cash collateral reasonably satisfactory to the Administrative Agent, in an amount equal to such excess. Such cash collateral shall be applied in accordance with Section 11.2.2. Any repayment of such Offshore Rate Loans other than on the last day of the Interest Period applicable thereto shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

            2.3.3 Optional Repayments. The Borrower may at any time and from time to time repay the Revolving Credit Loans made to it, in whole or in part, upon at least three (3) Business Days irrevocable notice to the Administrative Agent with respect to Offshore Rate Loans and upon one (1) Business Day irrevocable notice with respect to Base Rate Loans, in the form attached hereto as Exhibit D (a "Notice of Prepayment") specifying the date and amount of repayment; and whether such loans were made under the 364 Day Facility or the Three Year Facility, or a combination thereof, and, if a combination, the amount allocable to each; and whether the repayment is of Offshore Rate Loans, Base Rate Loans, or a combination thereof, and, if of a combination, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Base Rate Loans, and $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Offshore Rate Loans.

            2.3.4 Limitation on Repayment of Offshore Rate Loans. The Borrower may not repay any Offshore Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

            2.3.5 Limitation on Repayment of Competitive Bid Loans. The Borrower may not repay any Competitive Bid Loan on any day other than on the last day of the Interest Period applicable thereto except, and on such terms, as agreed to by the Borrower and the Lender which made such Competitive Bid Loan.

      Section 2.4 Revolving Credit Notes.

            Each Lender's Revolving Credit Loans and the obligation of the Borrower to repay such Revolving Credit Loans shall be evidenced by separate Revolving Credit Notes executed by the Borrower payable to the order of such Lender. Each Revolving Credit Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 4.1.

      Section 2.5 Competitive Bid Loans and Procedure.

            (a) Subject to the terms and conditions set forth herein, from time to time until the expiration or termination of the Aggregate Revolving Credit Commitment, each Lender may (but shall not have any obligation to) submit Competitive Bids under the 364 Day Facility or the Three Year Facility, and the Borrower may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Bid Loans, which shall be denominated in Dollars; provided that (i) the sum of the aggregate principal amount of outstanding Revolving Credit Loans made under the 364 Day Facility plus the aggregate principal amount of outstanding Competitive Bid Loans made thereunder shall not at any time exceed the 364 Day Facility Commitment and (ii) the sum of the aggregate principal amount of outstanding Revolving Credit Loans made under the Three Year Facility plus the aggregate principal amount of outstanding Competitive Bid Loans made thereunder shall not at any time exceed the Three Year Facility Commitment less the sum of all outstanding L/C Obligations.

            (b) Each Competitive Bid shall be submitted by telecopy or electronic mail to the Borrower or by telephone (promptly confirmed in writing to the Borrower) not later than 10:30 a.m. (Charlotte time) on the proposed date of such borrowing and, unless timely accepted, shall automatically lapse at 11:30 a.m. (Charlotte time) on such date. A Competitive Bid may be for an amount greater than (or less than) such Lender's Commitment. Each Competitive Bid shall be irrevocable and shall specify (i) the principal amount (which shall be a minimum of $1,000,000 and an integral multiple of $100,000 in excess thereof) of the Competitive Bid Loan or Loans that the applicable Lender is willing to make,
(ii) the Competitive Bid Rate or Rates at which such Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof. The Borrower may accept or reject any Competitive Bid; provided that the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate.

            (c) The provisions of the preceding paragraph notwithstanding, if Competitive Bids were made by Lenders on a Business Day with respect to a particular Interest Period and such bids lapsed at 11:30 a.m. (Charlotte time) on such Business Day pursuant to the preceding paragraph, the Borrower may, in its sole and absolute discretion, subject only to the provisions of this paragraph, contact one or more of such Lenders, by telephone, telecopy or email, prior to 3:00 p.m. (Charlotte time) on such Business Day to request that such Lenders reinstate such Competitive Bids for such Interest Period or provide new Competitive Bids for such Interest Period on such Business Day. Each Competitive Bid so reinstated shall be submitted by telecopy or electronic mail to the Borrower or by telephone (promptly confirmed in writing to the Borrower) on the proposed date of such borrowing. Notwithstanding anything to the contrary in any Competitive Bid reinstated or submitted pursuant to this paragraph each such Competitive Bid shall be irrevocable in respect of the date on which it is to reinstated or submitted and shall automatically expire at the earlier of (a) 3:00 p.m. (Charlotte time) on the date submitted and (b) one hour after such Competitive Bid is received by the Borrower.

            (d) The Borrower may, in its sole and absolute discretion, subject only to the provisions of this paragraph accept any Competitive Bid submitted under this Section by notifying the Lender submitting such Competitive Bid by telephone, telecopy or email not later than the expiration time of such bid, which acceptance notice shall be further confirmed to such Lender and to the Administrative Agent in writing by telecopy or email not later than the close of business on the date of acceptance, indicating the Interest Period and the agreed interest rate on and principal amount of the Competitive Bid Loan to be made by such Lender on such Business Day. A notice given by the Borrower pursuant to this paragraph shall be irrevocable.

            (e) Not later than 5:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender whose Competitive Bid has been accepted will disburse its Competitive Bid Loan in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in its most recent Notice of Account Designation. Each such Lender shall furnish account wiring instructions to the Borrower for the payment of principal and interest.

            (f) At the written request of any Lender, the Borrower shall disclose to the Administrative Agent the Competitive Bids received and accepted by the Borrower on any date specified in such request, provided that such date is not more than 30 days prior to the date on which such request is received by the Borrower.

            (g) While any Competitive Bid Loan made under the 364 Day Facility is outstanding, the 364 Day Facility Commitment of each Lender shall be deemed used for all purposes by an amount equal to its pro rata share (based on its respective 364 Day Facility Commitment Percentage) of the principal amount of such Competitive Bid Loan.

            (h) While any Competitive Bid Loan made under the Three Year Facility is outstanding, the Three Year Facility Commitment of each Lender shall be deemed used for all purposes by an amount equal to its pro rata share (based on its respective Three Year Facility Commitment Percentage) of the principal amount of such Competitive Bid Loan.

            (i) (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Competitive Bid Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                (ii) The entries maintained in the accounts maintained pursuant to paragraph (i) shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

                (iii) The Competitive Bid Loans made by each Lender shall be evidenced by such Lender's respective Revolving Credit Notes.

            (j) Unless such Competitive Bid Loan is renewed at the Lender's option upon request of the Borrower, the Borrower shall repay the outstanding principal amount of each Competitive Bid Loan made to it in full on the last day of the Interest Period applicable thereto, with all accrued but unpaid interest thereon. Competitive Bid Loans may not be repaid prior to the last day of the applicable Interest Period except in accordance with Sections 2.3.2 and 2.3.5.

      Section 2.6 Intentionally Omitted.

      Section 2.7 Commitment Reductions and Increases.

            2.7.1 Voluntary Reduction. The Borrower shall have the right at any time and from time to time, upon at least three (3) Business Days' prior written notice to the Administrative Agent, to permanently reduce (except as provided below), without premium or penalty, (i) (A) the entire 364 Day Facility

Commitment at any time or (B) portions of the 364 Day Facility Commitment from time to time in an aggregate principal amount not less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof or (ii) (A) the entire Three Year Facility Commitment at any time or (B) portions of the Three Year Facility Commitment from time to time, in an aggregate principal amount not less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof.

            2.7.2 Payments Related to a Voluntary Reduction.

                  (a) Each permanent reduction of the 364 Day Facility Commitment made pursuant to this Section 2.7 shall be accompanied, if necessary, by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans made under the 364 Day Facility to the amount of the new 364 Day Facility Commitment after such reduction to the 364 Day Facility Commitment. Any reduction of the 364 Day Facility Commitment to zero (including upon termination of the 364 Day Facility on the 364 Day Facility Termination Date) shall be accompanied by payment of all outstanding Revolving Credit Loans made under the 364 Day Facility and shall result in the termination of the 364 Day Facility Commitment and the 364 Day Facility. If any reduction of the 364 Day Facility Commitment requires the repayment of any Offshore Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. Notwithstanding anything herein to the contrary, the 364 Day Facility Commitment may not be permanently reduced by an amount such that the 364 Day Facility Commitment (after giving effect thereto) would be less than the aggregate amount of all unpaid principal of and interest (for the applicable Interest Periods) on outstanding Competitive Bid Loans made under the 364 Day Facility.

                  (b) Each permanent reduction of the Three Year Facility Commitment made pursuant to this Section 2.7 shall be accompanied, if necessary, by a payment of principal sufficient to reduce (or cash collateralize) the aggregate outstanding Revolving Credit Loans made under the Three Year Facility and L/C Obligations, as applicable, to the amount of the new Three Year Facility Commitment after such reduction to the Three Year Facility Commitment and, if the Three Year Facility Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrower shall be required to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the amount by which the aggregate then undrawn and unexpired amount of such Letters of Credit exceeds the Three Year Facility Commitment as so reduced. Such cash collateral shall be applied in accordance with Section 11.2.2. Any reduction of the Three Year Facility Commitment to zero (including upon termination of the Three Year Facility on the Three Year Facility Termination Date) shall be accompanied by payment of all outstanding Revolving Credit Loans made under the Three Year Facility (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Three Year Facility Commitment and the Three Year Facility. If any reduction of the Three Year Facility Commitment requires the repayment of any Offshore Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. Notwithstanding anything herein to the contrary, the Three Year Facility Commitment may not be permanently reduced by an amount such that the Three Year Facility Commitment (after giving effect thereto) would be less than the aggregate amount of all unpaid principal of and interest (for the applicable Interest Periods) on outstanding Competitive Bid Loans made under the Three Year Facility.

     2.7.3 Commitment Increases. Subject to the terms and conditions set set forth herein, upon 30 days' advance written notice to the Administrative Agent, the Borrower shall have the right, at any time and from time to time from the Closing Date until the termination of the Aggregate Revolving Credit Commitment (but no more than once in any twelve-month period) to increase the 364 Day Facility Commitment and the Three Year Facility Commitment by an aggregate amount of up to $100,000,000; provided that (i) any such increase shall be allocated pro rata between the Three Year Facility Commitment and the 364 Day Facility Commitment and (ii) any such increase shall be in a minimum principal amount of $15,000,000 and an integral multiple of $5,000,000 in excess thereof. An increase in the 364 Day Facility Commitment and the Three Year Facility Commitment hereunder shall be subject to satisfaction of the following: (A) the amount of such increase shall be offered first to the existing Lenders, (B) each existing Lender shall have the right, but not the obligation, to commit to all or a portion of such proposed increase to the 364 Day Facility Commitment and the Three Year Facility Commitment on a pro rata basis (based on its then existing Commitments), (C) in the event the additional commitments which existing Lenders are willing to take shall exceed the amount requested by the Borrower, then the additional commitments shall be allocated in proportion to the commitments of existing Lenders willing to take additional commitments and
(D) if the amount of the additional commitments requested by the Borrower shall exceed the additional commitments which the existing Lenders are willing to take, then the Borrower may invite commercial banks and other financial institutions reasonably acceptable to the Administrative Agent to join this Agreement as Lenders hereunder for the portion of the additional commitments not taken by existing Lenders, provided that such institutions shall enter into such joinder agreements to give effect thereto as the Administrative Agent and/or the Borrower may reasonably request. In connection with any increase in, or new, Commitments pursuant to this Section, Schedule 1.1(a) hereto shall be revised to reflect the modified commitment percentages and commitments of the Lenders and any new Lenders.

      Section 2.8 Termination; Extension Options.

            2.8.1 Termination of 364 Day Facility. The 364 Day Facility shall terminate on the earliest of (a) the 364 Day Facility Specified Maturity Date,
(b) the date of termination of the 364 Day Facility Commitment by the Borrower pursuant to Section 2.7.1, and (c) the date of termination of the 364 Day Facility by the Administrative Agent on behalf of the Lenders pursuant to
Section 11.2.1.

            2.8.2 Termination of Three Year Facility. The Three Year Facility shall terminate on the earliest of (a) the Three Year Facility Specified Maturity Date, (b) the date of termination of the Three Year Facility Commitment by the Borrower pursuant to Section 2.7.1, and (c) the date of termination of the Three Year Facility by the Administrative Agent on behalf of the Lenders pursuant to Section 11.2.1.

            2.8.3 364 Day Facility Extension Option. Not earlier than the date sixty (60) days prior to, nor later than thirty (30) days prior to, the 364 Day Facility Specified Maturity Date then in effect, the Borrower may deliver to the

Administrative Agent (which shall promptly transmit to each Lender) a notice requesting that the 364 Day Facility Specified Maturity Date be extended for an additional 364 day period. Within fifteen (15) days after its receipt of any such notice, each Lender shall notify the Administrative Agent of its willingness or unwillingness to so extend its 364 Day Commitment. Any Lender that shall fail to so notify the Administrative Agent within such period shall be deemed to have declined to extend its 364 Day Facility Commitment. If Lenders holding a majority (I.E., greater than 50%) in amount of the aggregate 364 Day Facility Commitment (as of the date such 15-day notice period expires) agree to extend their 364 Day Facility Commitments, the Administrative Agent shall so notify the Borrower and each Lender which shall have so consented to such request, whereupon (i) the respective 364 Day Facility Commitments of such consenting Lenders shall without further act be extended for an additional 364 day period, (ii) the term "364 Day Facility Specified Maturity Date" shall thenceforth mean, as to the Loans of such consenting Lenders under the 364 Day Facility, the last day of such additional 364 day period and (iii) the 364 Day Facility Commitments of the non-extending Lenders shall terminate on the 364 Day Facility Specified Maturity Date in effect prior to such extension and the Loans and other amounts owed to such Lenders shall become due and payable on such date. If Lenders holding a majority (I.E., greater than 50%) in amount of the aggregate 364 Day Facility Commitment (as of the date such 15-day notice period expires) shall not have agreed to extend their 364 Day Facility Commitments, then none of the 364 Day Facility Commitments shall be extended and the 364 Day Facility Specified Maturity Date shall remain unchanged.


                                   ARTICLE III

                          LETTER OF CREDIT FACILITY

      Section 3.1 L/C Commitment.

            Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4.1, agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day from the Closing Date to but not including the Three Year Facility Termination Date in such form as may be requested by the Borrower and approved from time to time by such Issuing Lender; provided, that no Issuing Lender shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the sum of (i) the aggregate principal amount of outstanding Revolving Credit Loans made under the Three Year Facility, (ii) the aggregate principal amount of L/C Obligations and (iii) the aggregate principal amount of Competitive Bid Loans made under the Three Year Facility, would exceed the Three Year Facility Commitment. Each Letter of Credit shall (A) be denominated in Dollars, (B) be a letter of credit issued to support obligations of the Borrower or any of its Restricted Subsidiaries, contingent or otherwise,
(C) expire on a date not later than one year after the date of issuance thereof and not later than the Three Year Facility Specified Maturity, and (D) be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State in which the corporate headquarters of the relevant Issuing Lender is located or such other jurisdiction as is acceptable to the relevant Issuing Lender. No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires.

      Section 3.2 Procedure for Issuance of Letters of Credit.

            The Borrower  may from time to time request that any Issuing  Lender issue a Letter of Credit (or amend, extend or renew an outstanding Letter of Credit) by delivering to such Issuing Lender at any address mutually acceptable to the Borrower and such Issuing Lender an L/C Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. The L/C Application will contain a representation and warranty that the conditions specified in Section 5.3 hereof have been satisfied or waived in writing by the Administrative Agent as of the date of the L/C Application. The L/C Application will also state the aggregate principal amount of all Competitive Bid Loans outstanding under the 364 Day Facility and the Three Year Facility. Upon receipt of any L/C Application, such Issuing Lender shall process such L/C Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1, this Section 3.2 and
Article V hereof, promptly issue the Letter of Credit (or amend, extend or renew the outstanding Letter of Credit) requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit (or amend, extend or renew an outstanding Letter of Credit) earlier than three (3) Business Days after its receipt of the L/C Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the Borrower. Within fifteen
(15) Business Days after the end of each calendar quarter, each Issuing Lender (or the Administrative Agent if the Administrative Agent agrees to undertake such action) shall report to each Lender all Letters of Credit issued by it during the previous calendar quarter and the average daily undrawn and unexpired amounts for all Letters of Credit for each day in such calendar quarter.

      Section 3.3 Fees and Other Charges.

            3.3.1 The Borrower agrees to pay to the Administrative Agent, for the account of each Issuing Lender and the L/C Participants, a letter of credit fee (the "L/C Fee") with respect to each Letter of Credit issued by such Issuing Lender in an amount determined as follows:

                  (a) as to  Performance  Letters of Credit,  the average  daily undrawn amount of such issued Letters of Credit as reported by such Issuing Lender (or the Administrative Agent) pursuant to Section 3.2 times 50% of the Applicable Percentage for Offshore Rate Loans then in effect as to the Three Year Facility; and

                  (b) as to  Financial  Letters of  Credit,  the  average  daily undrawn amount of such issued Letters of Credit as reported by such Issuing Lender (or the Administrative Agent) pursuant to Section 3.2 times the Applicable Percentage for Offshore Rate Loans then in effect as to the Three Year Facility.

The L/C Fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter, commencing on the first of such dates to occur after the Closing Date, and on the Three Year Facility Termination Date.

            3.3.2 The Administrative Agent shall, promptly following its receipt thereof, distribute to each Issuing Lender and the L/C Participants the L/C Fees received by the Administrative Agent in accordance with their respective Three Year Facility Commitment Percentages.

            3.3.3 In addition to the L/C Fee, the Borrower  agrees to pay to the relevant Issuing Lender that has issued a Letter of Credit at the request of the Borrower, for such Issuing Lender's own account without sharing by the other Lenders, (i) a fronting fee of 0.125% per annum based on the aggregate stated amount of such Letter of Credit for the stated duration thereof, and (ii) customary charges of such Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit.

      Section 3.4 L/C Participations.

            3.4.1 Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce such Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk, an undivided interest equal to such L/C Participant's Three Year Facility Commitment Percentage in such Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Three Year Facility Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

            3.4.2 Upon becoming aware of any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4.1 in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit, the Administrative Agent shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to such Issuing Lender the amount specified on the applicable due date. If any such amount is paid to such Issuing Lender after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of any Issuing Lender with respect to any amounts owing under this Section 3.4.2 shall be conclusive in the absence of manifest error. With respect to payment to any Issuing Lender of the unreimbursed amounts described in this Section 3.4.2, if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.

            3.4.3 Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant the Three Year Facility Commitment Percentage of such payment in accordance with this Section 3.4, such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, or any payment of interest on account thereof), such Issuing Lender will distribute to such L/C Participant its pro rata share thereof in accordance with such L/C Participant's Three Year Facility Commitment Percentage; provided, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

      Section 3.5 Reimbursement Obligation of the Borrower.

            The Borrower agrees to reimburse each Issuing Lender on each date such Issuing Lender or the Administrative Agent notifies the Borrower of the date and amount of a draft paid under any Letter of Credit requested by the Borrower for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by any Issuing Lender in connection with such payment. Each such payment shall be made to the appropriate Issuing Lender at its address for notices specified herein in Dollars and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Article III from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue. If the Borrower fails to timely reimburse such Issuing Lender on the date the Borrower receives the notice referred to in this Section 3.5, the Borrower shall be deemed to have timely given a Notice of Revolving Credit Borrowing pursuant to Section 2.2 hereunder to the Administrative Agent requesting the Lenders to make a Base Rate Loan under the Three Year Facility on such date in an amount equal to the amount of such draft paid, together with any taxes, fees, charges or other costs or expenses incurred by any Issuing Lender and to be reimbursed pursuant to this Section 3.5 and, regardless of whether or not the conditions precedent specified in Article V have been satisfied, the Lenders shall make Base Rate Loans in such amount, the proceeds of which shall be applied to reimburse such Issuing Lender for the amount of the related drawing and costs and expenses. Notwithstanding the foregoing, nothing in this
Section 3.5 shall obligate the Lenders to make such Base Rate Loans if the making of such Base Rate Loans would violate the automatic stay under federal bankruptcy laws.

      Section 3.6 Obligations Absolute.

            The Borrower's obligations under this Article III (including without limitation the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against any Issuing Lender or any beneficiary of a Letter of Credit. The Borrower also agrees with each Issuing Lender that no Issuing Lender shall be responsible for, and the Borrower's Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Issuing Lender's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and, to the extent not inconsistent therewith, the UCC, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower. The responsibility of each Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

      Section 3.7 Effect of L/C Application.

            To the extent that any provision of any L/C Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

                                   ARTICLE IV

                             GENERAL LOAN PROVISIONS

      Section 4.1 Interest and Utilization Fee.

            4.1.1  Interest  Rate  Options.  Subject to the  provisions  of this
Section 4.1, at the election of the Borrower, the aggregate principal balance of any Revolving Credit Loans shall bear interest at (i) the Base Rate or (ii) the Offshore Rate plus the Applicable Percentage for Offshore Rate Loans under the 364 Day Facility or the Three Year Facility, as applicable; provided that such interest rate shall be increased by any amount required pursuant to Section
4.1.6. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Revolving Credit Loan at the time a Notice of Revolving Credit Borrowing is given pursuant to Section 2.2 or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2. Each Revolving Credit Loan or portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan," and each Revolving Credit Loan or portion thereof bearing interest based on the Offshore Rate shall be an "Offshore Rate Loan." Any Revolving Credit Loan or any portion thereof as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.


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

A Competitive Bid Loan will bear interest at the Competitive Bid Rate specified in the Competitive Bid accepted by the Borrower with respect to such Competitive Bid Loan.

            4.1.2 Interest Periods. In connection with each Offshore Rate Loan and each Competitive Bid Loan, the Borrower, by giving notice at the times described in Section 4.1.1, shall elect an interest period (each, an "Interest Period") to be applicable to such Revolving Credit Loan or such Competitive Bid Loan, which Interest Period shall, unless otherwise agreed by the Administrative Agent and the Lenders, be a period of one (1), two (2), three (3), six (6) or, if available to all the Lenders, nine (9) or twelve (12), months with respect to each Offshore Rate Loan and a period of one (1) day to one hundred eighty-three
(183) days with respect to each Competitive Bid Loan; provided that:

                  (a) the Interest  Period shall commence on the date of advance of or conversion to any Offshore Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

                  (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to an Offshore Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (c) any Interest Period with respect to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

                  (d) no Interest Period shall extend beyond the Termination Date of the facility under which the Offshore Rate Loan or Competitive Bid Loan with respect to which such Interest Period relates was made; and

                  (e) there shall be no more than nine (9) Offshore Rate Loans outstanding hereunder at any time (it being understood that, for purposes hereof, Offshore Rate Loans with different Interest Periods shall be considered as separate Offshore Rate Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined by the Borrower at the end of existing Interest Periods to constitute a new Offshore Rate Loan with a single Interest Period).

            4.1.3 Default Rate. Subject to Section 11.3, unless otherwise agreed by the Administrative Agent and the Required Lenders, upon the occurrence and during the continuance of an Event of Default, (a) the Borrower shall no longer have the option to request Offshore Rate Loans, (b) all outstanding Offshore Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in


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

excess of the rate then applicable to such Offshore Rate Loans until the end of the applicable Interest Period and thereafter at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, (c) all outstanding Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans and (iv) each outstanding Competitive Bid Loan shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to such Competitive Bid Loan. Interest shall continue to accrue on the amount of Loans outstanding after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

            4.1.4 Interest Payment and Computation. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar quarter commencing on the first of such dates to occur after the Closing Date, and interest on each Offshore Rate Loan and each Competitive Bid Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period exceeds three (3) months, at the end of each three (3) month interval during such Interest Period. Interest on all Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed; provided that interest on Loans bearing interest at a rate based upon the Prime Rate shall be computed on the basis of a 365- or 366-day year, as applicable.

            4.1.5 Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Borrower's option (or if an Event of Default has occurred and is then continuing, at the Administrative Agent's option), (i) promptly refund to the Borrower any interest received by Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

            4.1.6 Utilization Fee. In the case of all Loans, on each day that Utilization is greater than 50%, the otherwise applicable interest rate determined pursuant to Section 4.1.1 shall be increased by the Applicable Percentage for Utilization Fee.

      Section 4.2 Conversion and Continuation of Revolving Credit Loans.

            Provided that no Default or Event of Default has occurred and is then continuing, and subject to the terms of this Agreement, the Borrower shall have the option (a) to convert all or any portion of its outstanding Base Rate Loans in a principal amount equal to $5,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more Offshore Rate Loans and (b)(i) to convert all or any part of its outstanding Offshore Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof


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

into Base Rate Loans or (ii) to continue Offshore Rate Loans as Offshore Rate Loans for an additional Interest Period; provided that if any conversion or continuation is made prior to the expiration of any Interest Period, the
Borrower  shall pay any amount  required  to be paid  pursuant  to  Section  4.9 hereof. Whenever the Borrower desires to convert or continue Revolving Credit Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit F (a "Notice of Conversion/Continuation") not later than 12:00 noon (Charlotte time) three (3) Business Days before the day on which a proposed conversion or continuation of such Revolving Credit Loan is to be effective (except in the case of a conversion of an Offshore Rate Loan to a Base Rate Loan, in which case same day notice not later than 11:00 a.m. (Charlotte time) by the Borrower shall be sufficient) specifying (A) the Revolving Credit Loans to be converted or continued, the facility under which such Loans were made and, in the case of any Offshore Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Revolving Credit Loans to be converted or continued and (D) the Interest Period to be applicable to such converted or continued Offshore Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

      Section 4.3 Facility Fees.

            4.3.1 364 Day Facility. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, a non-refundable facility fee (the "364 Day Facility Fee") at a rate per annum equal to the Applicable Percentage for Facility Fee for the 364 Day Facility on the average daily amount of the aggregate 364 Day Facility Commitment during the applicable period, regardless of usage. The 364 Day Facility Fee shall apply to the period commencing on the Closing Date and ending on the termination of the 364 Day Facility Commitment and shall be payable in arrears on the last Business Day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof), beginning with the first such date to occur after the Closing Date. Such 364 Day Facility Fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective 364 Day Facility Commitment Percentages.

            4.3.2 Three Year Facility. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, a non-refundable facility fee (the "Three Year Facility Fee") at a rate per annum equal to the Applicable Percentage for Facility Fee for the Three Year Facility on the average daily amount of the aggregate Three Year Facility Commitment during the applicable period, regardless of usage. The Three Year Facility Fee shall apply to the period commencing on the Closing Date and ending on the termination of the Three Year Facility Commitment and shall be payable in arrears on the last Business Day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof), beginning with the first such date to occur after the Closing Date. Such Three Year Facility Fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Three Year Facility Commitment Percentages.

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

      Section 4.4 Manner of Payment.

            Each payment by any Credit Party on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any Note shall be made on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Such payments shall be made no later than 3:00 p.m. (Charlotte time) on the relevant date. Any payment received after 3:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Each payment to the Administrative Agent of the L/C Fees shall be made in like manner, but for the account of the Issuing Lenders and the L/C Participants. Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Section 4.8, 4.9, 4.10, 4.11 or 13.2 shall be paid to the Administrative Agent for the account of the applicable Lender. The Administrative Agent shall distribute any such payments received by it for the account of any other Lender to such Lender promptly following receipt thereof and shall wire advice of the amount of such credit to such Lender. Subject to Section 4.1.2(b), if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

      Section 4.5 Crediting of Payments and Proceeds.

            In the event that any Credit Party shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to
Section 11.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Credit Parties hereunder, then to all indemnity obligations then due and payable by the Credit Parties hereunder, then to all Administrative Agent's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Notes, the Reimbursement Obligations and any termination payments due in respect of a Hedging Agreement with any Lender or Affiliate of a Lender (which Hedging Agreement is permitted hereunder) (pro rata in accordance with all such amounts due), then to the principal amount of the Notes and Reimbursement Obligations (pro rata in accordance with all such amounts due) and then to the cash collateral account described in Section 11.2.2 hereof to the extent of any L/C Obligations then outstanding, in that order.

      Section 4.6 Adjustments.

            If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set- off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

      Section 4.7 Nature of Obligations of Lenders Regarding Extensions of Credit; Assumption by the Administrative Agent.

            The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the Revolving Credit Loans to be borrowed (which notice shall not release such Lender from its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion or amount available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.2.2, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of (a) the amount not made available by such Lender in accordance with the terms hereof, times (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 4.7 shall be conclusive, absent manifest error. If such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to such borrowing, on demand, from the Borrower. The failure of any Lender to make available its Commitment Percentage of any Revolving Credit Loan or a Competitive Bid Loan shall not relieve it or any other Lender of its obligation hereunder to make its Commitment Percentage of such Revolving Credit Loan or any Competitive Bid Loan respectively, available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Revolving Credit Loan or any Competitive Bid Loan available on the borrowing date.

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

      Section 4.8 Changed Circumstances.

            4.8.1 Circumstances Affecting Offshore Rate Availability. If with respect to any Interest Period: (i) the Administrative Agent or any Lender (after consultation with the Administrative Agent) shall determine that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan or (ii) the Required Lenders reasonably and in good faith determine (which determination shall be conclusive) and notify the Administrative Agent that the LIBOR Rate will not adequately and fairly reflect the cost to the Required Lenders of funding Offshore Rate Loans for such Interest Period, then the Administrative Agent shall forthwith give notice thereof to the Borrower.
Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make Offshore Rate Loans and the right of the Borrower to convert any Revolving Credit Loan to or continue any Revolving Credit Loan as an Offshore Rate Loan shall be suspended, and the Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Offshore Rate Loan together with accrued interest thereon, on the last day of the then current Interest Period applicable to such Offshore Rate Loan or convert the then outstanding principal amount of each such Offshore Rate Loan to a Base Rate Loan as of the last day of such Interest Period.

            4.8.2 Laws Affecting Offshore Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) issued after the date hereof of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Offshore Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the affected Lender or Lenders to make Offshore Rate Loans and the right of the Borrower to convert any Revolving Credit Loan of the affected Lender or Lenders or continue any Revolving Credit Loan of the affected Lender or Lenders as an Offshore Rate Loan shall be suspended and thereafter the Borrower may select from the affected Lender or Lenders only Base Rate Loans hereunder, (ii) if any of the Lenders may not lawfully continue to maintain an Offshore Rate Loan to the end of the then current Interest Period applicable thereto, the applicable Offshore Rate Loan of the affected Lender or Lenders shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period and the Borrower shall pay any amount required to be paid pursuant to Section 4.9 in connection therewith and
(iii) if any of the Lenders may not lawfully continue to maintain a Competitive Bid Loan which bears interest at a rate based on the Offshore Rate to the end of the then current Interest Period applicable thereto at such rate of interest, such Competitive Bid Loan of the affected Lender shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period. The Borrower shall repay the outstanding principal amount of any Competitive Bid Loans converted into Base Rate Loans in accordance with clause (iii) of this Section 4.8.2, together with all accrued but unpaid interest thereon and any amount required to be paid pursuant to Section 4.9 hereof, on the last day of the Interest Period applicable to such Competitive Bid Loans.

            4.8.3 Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) issued after the date hereof of such Authority, central bank or comparable agency:

                  (a) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Note, Letter of Credit or L/C Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Note, Letter of Credit or L/C Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

                  (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board other than those used to calculate the Offshore Rate), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Note;

and the result of any event of the kind described in this Section 4.8.3, is to increase the costs to any of the Lenders of maintaining any Offshore Rate Loan or Competitive Bid Loan or of issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes or any Letter of Credit or L/C Application in an amount deemed by such Lender to be material, then such Lender may promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction; provided, however, that to the extent any reduction in the rate of return on such Lender's capital results both from its obligations hereunder and from developments in its business or financial position not related to this Agreement, such Lender shall, in determining the amount necessary to compensate it under this Section 4.8.3, attempt in good faith to take account of the relative contributions of such obligations hereunder and such other developments or change in its financial position to such reduction. The Administrative Agent and the applicable Lender will promptly notify the Borrower of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 4.8.3; provided that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrower in the event it fails to do so. The amount of such compensation shall be determined, in the applicable

Lender's reasonable discretion, based upon the assumption that such Lender funded its Aggregate Revolving Credit Commitment Percentage of the Offshore Rate Loans, or the amount of any Competitive Bid Loans made by such Lender, in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth in reasonable detail the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

            4.8.4 Mitigation.  If any Lender demands  compensation under Section
4.8.3 or if the obligation of any Lender to make Offshore Rate Loans is suspended under Section 4.8.2, then such Lender will use reasonable efforts to designate a different Lending Office for each affected Loan if such designation would avoid the need for, or reduce the amount of, such compensation or permit such Lender to make and maintain Offshore Rate Loans under Section 4.8.2 and would not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate of such Lender setting forth the additional amount or amounts required to compensate such Lender in respect of any increased costs, the changes as a result of which such amounts are due and the manner of computing such amounts shall be deemed conclusive, provided that the determinations set forth in such certificate are made reasonably and in good faith. If any Lender demands compensation from the Borrower under this Section
4.8 more than one hundred eighty (180) days after such Lender had knowledge of the occurrence of the event giving rise to such compensation, the Borrower shall not be obligated to reimburse such Lender for amounts incurred as a result of the occurrence of such event more than one hundred eighty (180) days prior to the date on which the Lender made such demand (provided that if the event giving rise to the compensation or indemnification is retroactive, then the one hundred eighty (180) day period referred to above shall be extended to include the period of retroactive effect). Notwithstanding any other provisions of this
Section 4.8, no Lender shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any.

            4.8.5 Replacement of a Lender. If (a) any Lender demands compensation under Section 4.8.3 (which compensation is not demanded by all of the Lenders) and the Borrower deems such additional amounts to be material or
(b) the obligation of any Lender to make or maintain Offshore Rate Loans is suspended under Section 4.8.1 or Section 4.8.2, then, in each case, the Borrower may, so long as no Default or Event of Default has occurred and is continuing, obtain, at the Borrower's expense, one or more other Lenders or, with the consent of the Administrative Agent, one or more other Eligible Assignees willing to replace such Lender, and such Lender shall execute and deliver to such Eligible Assignee an Assignment and Acceptance with respect to such Lender's entire interest under this Agreement and the Notes for an amount equal to the principal balance of all Loans and L/C Obligations held by the affected Lender and all accrued interest and fees with respect thereto through the date of such assignment, provided that the Borrower shall have paid to such affected Lender the compensation that it is entitled to receive under Section 4.8 through the date of such assignment. Upon the execution by such Eligible Assignee of such Assignment and Acceptance and compliance with the requirements of Section
13.9.2 hereof, such Eligible Assignee shall succeed to all of such Lender's rights and duties under this Agreement. If the Borrower exercises its election


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

under this Section 4.8.5 to replace a Lender, the Borrower shall pay the administrative fee payable to the Administrative Agent under Section 13.9.2.

      Section 4.9 Indemnity.

            The  Borrower  hereby  indemnifies  each of the Lenders  against any loss, cost or expense incurred by a Lender as a result of (a) any failure by the Borrower to borrow, convert or repay any amount in connection with any Offshore Rate Loan hereunder on the date specified therefor in the applicable Notice of Revolving Credit Borrowing or Notice of Continuation/Conversion or any Competitive Bid accepted by the Borrower in accordance with the terms of this Agreement, (b) any payment, prepayment or conversion of any Offshore Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender's reasonable discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Offshore Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth in reasonable detail the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

      Section 4.10 Capital Requirements.

            If either (a) the introduction of, or any change or proposed change in, or in the interpretation of, any Applicable Law, or (b) compliance with any guideline or request issued after the date hereof from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to any Lender's 364 Day Facility Commitment or Three Year Facility Commitment and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance by an amount such Lender deems material, then within five (5) Business Days after written demand by any such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction; provided, however, that to the extent any reduction in the rate of return on such Lender's capital results both from its obligations hereunder and from developments in its business or financial position not related to this Agreement, such Lender shall, in determining the amount necessary to compensate it under this Section, attempt in good faith to take account of the relative contributions of such obligations hereunder and such other developments or change in its financial position to such reduction. A certificate of such Lender setting forth in reasonable detail the basis for determining such amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

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

      Section 4.11 Taxes.

            4.11.1 Payments Free and Clear. Any and all payments by the Borrower hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Administrative Agent, taxes imposed on (or measured by) its gross or net income or franchise taxes imposed by the relevant taxing authority or other Governmental Authority, (ii) in the case of each Lender, any withholding taxes payable with respect to payments hereunder or under the other Loan Documents under laws (including, without limitation, any statute, treaty, ruling, determination or regulation) in effect on the Closing Date for such Lender (or such later date on which such Lender becomes a Lender hereunder) or on the date, if any, on which such Lender changes any applicable Lending Office by designating a different applicable Lending Office, but not excluding any withholding taxes payable solely as a result of any change in such laws occurring after the Closing Date (or such later date on which such Lender becomes a Lender hereunder) or after the date of designation of such new Lending Office, as the case may be, and (iii) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.11) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) the Borrower shall make such deductions, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (D) the Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 4.11.4. The Borrower shall not, however, be required to pay any amounts pursuant to clause (A) of the preceding sentence to any Foreign Lender or the Administrative Agent not organized under the laws of the United States of America or a state thereof (or the District of Columbia) if such Foreign Lender or the Administrative Agent fails to comply with the requirements of Section 4.11.5.

            4.11.2 Stamp and Other Taxes. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise similarly with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").

            4.11.3 Indemnity. The Borrower shall indemnify each Lender and the Administrative Agent ("Lender's Indemnitees") for the full amount of Taxes that the Borrower should have withheld, but failed to withhold, pursuant to Section
4.11.1 and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability

(including interest and penalties, if any) arising therefrom or with respect thereto. In the event a claim against Lender's Indemnitees arises that is covered by the indemnity provisions of this Section 4.11.3, notice shall be given promptly by such Lender or the Administrative Agent (as the case may be) to Borrower. Borrower shall have the right to contest and defend by all appropriate legal proceedings any third-party claim and to control all settlements (unless such Lender or the Administrative Agent agrees to assume the cost of settlement and to forgo such indemnity) and to select lead counsel to defend any and all third-party claims at the sole cost and expense of Borrower, as the case may be; provided, however, that Borrower may not effect any settlement that could result in any cost, expense or liability to Lender's Indemnitees unless such Lender or the Administrative Agent consents in writing to such settlement, which consent shall not be unreasonably withheld. Any of Lender's Indemnitees may select and engage counsel to participate in any defense, in which event such counsel shall be at the sole cost and expense of the party selecting and engaging such counsel. In connection with any such claim, action or proceeding, the parties shall cooperate with each other and provide each other with access to relevant books and records in their possession. If a Lender or the Administrative Agent shall become aware that it is or may be entitled to receive a refund, credit or reduction (including interest and penalties, if any) in respect of Taxes or Other Taxes, it promptly shall notify the Borrower of the availability of such refund, credit or reduction and shall, within thirty (30) days after receipt of a request by the Borrower pursue or timely claim such refund, credit or reduction at the Borrower's expense. If any Lender or the Administrative Agent receives a refund or realizes a credit or reduction in tax in respect of any Taxes or Other Taxes withheld by the Borrower or for which such Lender or the Administrative Agent has received payment from the Borrower hereunder, it promptly shall repay the amount of such refund or benefit of such credit or reduction in tax (including penalties and interest refunded, plus interest received, if any) to the Borrower.

            4.11.4 Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 13.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

            4.11.5 Delivery of Tax Forms. Each Foreign Lender shall deliver to the Borrower, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, two United States Internal Revenue Service Forms W-8ECI or Forms W-8BEN, as applicable (or successor forms), properly completed and certifying in each case that such Foreign Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes. Each Foreign Lender further agrees to deliver to the Borrower, with a copy to the Administrative Agent, a Form W-8ECI or W-8BEN, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying that such Foreign Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Foreign Lender notifies the Borrower and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes). Each Lender that is organized under the laws of the United States or any state thereof or the District of Columbia shall deliver to the Borrower an original copy of Internal Revenue Service Form W-9 (or applicable successor form) properly completed and duly executed by such Lender.

            4.11.6 Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 4.11 shall survive the payment in full of the Obligations and the termination of the 364 Day Facility Commitment and the Three Year Facility Commitment, but shall be limited in duration to the applicable statute of limitations for Taxes or Other Taxes for which indemnification is sought.

            4.11.7  Additional Provisions.

                  (a) The Borrower shall not be required to indemnify any Lender or to pay any additional amounts to any Lender in respect of Taxes or Other Taxes pursuant to this Section 4.11 to the extent that (i) the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with the provisions of this Section 4.11 or (ii) the obligation with respect to such Taxes or Other Taxes existed on the Closing Date (or later date on which such Lender became a Lender hereunder) in respect of such Lender or, with respect to payments to a newly designated Lending Office, existed on the date such Lender designated such new Lending Office with respect to a Loan.

                  (b) Any Lender or the Administrative Agent claiming any additional amount payable pursuant to this Section 4.11 shall use all reasonable efforts (consistent with legal and regulatory restrictions) that would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue (including but not limited to filing any certificate or document requested by the Borrower or changing the jurisdiction of its applicable Lending Office).

                                  ARTICLE V

                CLOSING; CONDITIONS OF CLOSING AND BORROWING

      Section 5.1 Closing.

            The parties hereto shall execute and deliver this Agreement as of 11:00 a.m. (Charlotte time) on October 3, 2000 or on such other date and at such other time as the parties hereto shall mutually agree.

      Section 5.2 Conditions to Closing.

            The obligations of the Lenders to close this Agreement are subject to the satisfaction or waiver of each of the following conditions:

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

            5.2.1 Executed Loan Documents. This Agreement, the Revolving Credit Notes and all other applicable Loan Documents shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no default (including without limitation a Default) shall exist thereunder, and the Credit Parties shall have delivered original counterparts thereof to the Administrative Agent.

            5.2.2 Closing Certificates; etc.

                  (a) Officers' Certificates. The Administrative Agent shall have received a certificate from a Responsible Officer on behalf of each Credit Party, in form and substance reasonably satisfactory to the
      Administrative Agent, to the effect that all representations and warranties of such Credit Party contained in this Agreement and the other Loan Documents are true and correct in all material respects; that such Credit Party is not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that each of the closing conditions has been satisfied or waived (assuming satisfaction of the Administrative Agent where not advised otherwise).

                  (b) General Certificates. The Administrative Agent shall have received a certificate of the secretary, assistant secretary or general counsel of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (B) the bylaws of such Credit Party as in effect on the date of such certifications, (C) resolutions duly adopted by the Board of Directors of such Credit Party authorizing, as applicable, the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to
      Section 5.2.2(c).

                  (c) Certificates of Good Standing. The Administrative Agent shall have received long-form certificates as of a recent date of the good standing or active status, as applicable, of the Credit Parties under the laws of their respective jurisdictions of organization and short-form certificates as of a recent date of the good standing of the Borrower under the laws of each other jurisdiction where the Borrower is qualified to do business and where a failure to be so qualified would have a Material Adverse Effect.

                  (d) Opinions of Counsel. The Administrative Agent shall have received opinions in form and substance reasonably satisfactory to the Administrative Agent of the Vice President-Law and Secretary of the Borrower and of Hunton & Williams, counsel to the Credit Parties, addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall reasonably request.

            5.2.3 Consents; Defaults.

                  (a) Governmental and Third Party Approvals. The Borrower shall have obtained all approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction necessary in order to enter into this Agreement and the other Loan Documents as of the Closing Date. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting the transactions contemplated by this Agreement and the other Loan Documents or otherwise referred to herein or therein.

                  (b) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

            5.2.4 No Material Adverse Effect. Since December 31, 1999 nothing shall have occurred (and neither the Administrative Agent nor the Lenders shall have become aware of any facts or conditions not previously known) which has had a Material Adverse Effect.

            5.2.5 Financial Matters.

                  (a) Financial Statements. The Administrative Agent shall have received the Annual Report on Form 10-K of the Borrower for the fiscal year ended as of December 31, 1999 and the Quarterly Report on Form 10-Q of the Borrower for the six month period ended as of June 30, 2000.

                  (b) Payment at Closing. The Borrower shall have paid any accrued and unpaid fees or commissions due hereunder (including, without limitation, reasonable legal fees and expenses) to the Administrative Agent and Lenders, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

            5.2.6 Litigation. Except as set forth in the Current SEC Reports, as of the Closing Date, there shall be no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened (i) with respect to this Agreement or any other Loan Document or (ii) which the Administrative Agent or the Required Lenders shall reasonably determine would have a Material Adverse Effect.

            5.2.7 Termination of Prior Bank Commitment. The Prior Bank Commitment shall have been (or will be upon the initial borrowing hereunder and the application of the proceeds thereof) (i) paid in full, (ii) the obligations of the Borrower thereunder satisfied and the commitment of the lenders thereunder terminated and (iii) either (A) all outstanding promissory notes issued by the Borrower with respect thereto canceled and the originally executed copies thereof returned to the Borrower or the Administrative Agent (who shall promptly forward such notes to the Borrower) or (B) the Administrative Agent otherwise shall have received evidence satisfactory to it that such Prior Bank Commitment has been terminated.

      Section 5.3 Conditions to All Extensions of Credit.

            The obligation of each Lender to make any Extension of Credit hereunder (including the initial Extension of Credit to be made hereunder) is subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date, as applicable:

            5.3.1 Continuation of Representations and Warranties. The representations and warranties contained in Article VI shall be true and correct in all material respects on and as of such borrowing or issuance date with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date.

            5.3.2 No Existing Default. Immediately after the making of the requested borrowing, no Default or Event of Default shall have occurred and be continuing hereunder (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issue date with respect to such Letter of Credit or after giving effect to such Letters of Credit on such date.

            5.3.3 Notice of Revolving Credit Borrowing. The Administrative Agent shall have received a Notice of Revolving Credit Borrowing from the relevant Borrower in accordance with Section 2.2.1 and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

The occurrence of the Closing Date and the acceptance by the Borrower of the benefits of each Extension of Credit hereunder shall constitute a representation and warranty by the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Sections 5.2 and 5.3 and applicable to such borrowing have been satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Sections 5.2 and 5.3, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     Section 6.1 Representations and Warranties.

            To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

            6.1.1 Corporate Existence. The Borrower (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation; (b) has the requisite power and authority to own its property and assets and to carry on its business as now conducted; (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not have a Material Adverse Effect; and (d) has all Governmental Approvals required by any

Applicable Law for it to conduct its business, except where the failure to have such Governmental Approvals would not have a Material Adverse Effect.

            6.1.2 Non-Contravention. Each Credit Party has the corporate power to execute and deliver and to perform its obligations under the Loan Documents and to borrow hereunder. The execution, delivery, and performance by each of the Credit Parties of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of such Credit Party, (ii) violate any provision of any law, rule, regulation (including, without limitation, Regulation T, U or X of the Board), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such Credit Party or any Restricted Subsidiary or of the charter or bylaws of such Credit Party or any Restricted Subsidiary, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which such Credit Party or any Restricted Subsidiary is a party or by which it or its properties may be bound or affected, or (iv) result in the creation of a Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by such Credit Party or any Restricted Subsidiary; and each Credit Party and each Restricted Subsidiary is not in default under any such order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument or in default under any such law, rule, or regulation, which default would have a Material Adverse Effect.

            6.1.3 No Consent. No authorization, consent, approval, license, exemption of, or filing or registration with, or any other action in respect of any Governmental Authority is or will be necessary for the valid execution, delivery or performance by any Credit Party of the Loan Documents to which it is a party.

            6.1.4 Execution and Delivery; Binding Obligations. The Loan Documents have been duly executed and delivered by each Credit Party thereto. The Loan Documents constitute legal, valid, and binding obligations of the Credit Parties enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

            6.1.5  Title  to  Properties.   The  Borrower  and  each  Restricted
Subsidiary has good and marketable title to all of the material assets and properties owned by it, and valid leasehold interests in all material assets and properties leased by it, free and clear of all Liens except such as are permitted by Section 9.2 and except for covenants, restrictions, rights, easements and minor irregularities in title which do not interfere with the occupation, use and enjoyment by the Borrower or such Restricted Subsidiary of such properties and assets in the normal course of business as presently conducted or materially impair the value thereof for such business.

            6.1.6  Subsidiaries.  Each  Subsidiary  of the Borrower is listed on
Schedule 6.1.6, including the jurisdiction of organization, classes of capital stock, ownership and ownership percentages thereof. All the outstanding capital stock of the Borrower's Subsidiaries shown in Schedule 6.1.6 hereto as being owned by the Borrower or any of its Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of any Lien except as set forth on Schedule 9.2. No Subsidiary owns any capital stock of the Borrower. Each of the Restricted Subsidiaries of the Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and each Restricted Subsidiary (i) has the requisite power and authority to own its property and assets and to carry on its business as now conducted, (ii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not have a Material Adverse Effect and (iii) has all Governmental Approvals required by any Applicable Law for it to conduct its business, except where the failure to have such Governmental Approvals would not have a Material Adverse Effect.

            6.1.7 Financial Statements.

                  (a) The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1999, and the related consolidated statements of operations, shareholders' equity and cash flow of the Borrower and its Subsidiaries for the fiscal year then ended, certified by KPMG LLP, independent public accountants, copies of which have been delivered to the Lenders, fairly present the consolidated financial condition  of the Borrower  and its  Subsidiaries  as at such date and the consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all prepared in accordance with GAAP applied on a consistent basis.

                  (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at June 30, 2000, the related unaudited consolidated statement of operations and cash flows of the Borrower and its Subsidiaries for the fiscal quarter then ended, copies of which have been delivered to the Lenders, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, subject to normal recurring year-end adjustments, all prepared in accordance with GAAP (except for the omission of notes) applied on a consistent basis; and there has been no material adverse change in such condition or operations since December 31, 1999 that has had a Material Adverse Effect.

            6.1.8 Litigation. There are no actions, suits, or proceedings pending or, to the knowledge of a Responsible Officer of any Credit Party, threatened, against any Credit Party or any Restricted Subsidiary or the properties of any Credit Party or any Restricted Subsidiary before any Governmental Authority or arbitrator that would have a Material Adverse Effect. Neither any Credit Party nor any Restricted Subsidiary is in default (in any respect which would have a Material Adverse Effect) with respect to any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to any Credit Party or any Restricted Subsidiary.

            6.1.9 Taxes. The Borrower and each Restricted Subsidiary has filed all material tax returns (Federal, state, and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, or provided adequate reserves, in accordance with GAAP, for the payment thereof.

            6.1.10 ERISA. Each Pension Plan has complied with and has been administered in all material respects in accordance with the applicable provisions of ERISA and the Code. No Pension Plan has terminated under circumstances giving rise to liability of the Borrower or any ERISA Affiliate to the PBGC under Section 4062, 4063 or 4064 of ERISA, which liability remains unpaid in whole or in part, and no lien under Section 4068 of ERISA exists with respect to the assets of the Borrower or any Restricted Subsidiary. No Reportable Event has occurred with respect to any Pension Plan, except for Reportable Events previously disclosed in writing to the Lenders that would not have a Material Adverse Effect. No accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code (whether or not waived) exists with respect to any Pension Plan, nor does any lien under Section 302 of ERISA or Section 412 of the Code exist with respect to any Pension Plan.

            Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from any one or more Multiemployer Plans under circumstances which would give rise to withdrawal liability which, in the aggregate, would have a Material Adverse Effect and which has not been fully paid as of the date hereof. Neither the Borrower nor any ERISA Affiliate has received notice that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has terminated under Title IV of ERISA, nor, to the best knowledge of the Borrower, is any such reorganization, insolvency or termination reasonably likely to occur, where such reorganization, insolvency or termination has resulted in an increase in the contributions required to be made to such Multiemployer Plan in an amount that would have a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate has failed to make any contribution to a Multiemployer Plan which is required under ERISA or an applicable collective bargaining agreement in an amount which is material in the aggregate (except to the extent there is a good faith dispute as to whether any contribution is owed, the amount owed or the existence of facts that would give rise to a withdrawal).

            6.1.11 No Default. No Default and no Event of Default has occurred and is continuing.

            6.1.12  Federal Reserve Regulations.

                  (a) Neither the Borrower nor any Subsidiary of the Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (b) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including, without limitation, Regulations T, U or X.

            6.1.13 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company controlled by an "investment company" as each term is defined in the Investment Company Act of 1940 or subject to regulation thereunder.

            6.1.14  Environmental  Matters.  In  the  ordinary  course  of   its
business, the Borrower conducts an ongoing review of the effect of Environmental Laws and laws relating to occupational safety and health on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for clean-up, closure or restoration of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection and occupational health and safety standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower represents and warrants that applicable Environmental Laws and laws relating to occupational health and safety do not, and would not have a Material Adverse Effect. The Borrower and each Restricted Subsidiary has obtained and holds all material permits, licenses and approvals required under Environmental Laws which are necessary for the conduct of its business and the operation of its facilities, and the Borrower and its Restricted Subsidiaries have not received any written notice of any failure to be in compliance with the terms and conditions of such permits, licenses and approvals, which failure would have a Material Adverse Effect.

      Section 6.2 Accuracy and Completeness of Information.

            The financial statements referenced in Section 6.1.7, the financial statements provided to the Administrative Agent pursuant to Sections 7.1.1(a) and 7.1.1(b) and the written information with respect to the Credit Parties contained in this Agreement, taken as a whole, does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which such statements were then made, not misleading.

      Section 6.3 Labor Matters.

            Neither any Credit Party nor any Restricted Subsidiary is engaged in any unfair labor practice under the National Labor Relations Act, as amended, that would have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against any Credit Party or any Restricted Subsidiary or, to the knowledge of any Responsible Officer of any Credit Party, threatened against any Credit Party or any Restricted Subsidiary, before the National Labor Relations Board, except for any such complaint that would not have a Material Adverse Effect; (b) no strike, labor dispute, slowdown or stoppage pending against any Credit Party or any Restricted Subsidiary or, to the knowledge of any Responsible Officer of any Credit Party, threatened against any Credit Party or any Restricted Subsidiary, except for any such strike, labor dispute, slowdown or stoppage that would not have a Material Adverse Effect; and (c) no union representation question exists with respect to the employees of any Credit Party or any Restricted Subsidiary, except for any such question that would not have a Material Adverse Effect.

      Section 6.4 Survival of Representations and Warranties, Etc.

            All representations and warranties set forth in this Article VI and all representations and warranties contained in any certificate related hereto, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Article VI shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

                                   ARTICLE VII

                        FINANCIAL INFORMATION AND NOTICES

      Until all the Obligations (other than Obligations under Hedging Agreements) have been paid and satisfied in full and the later of the 364 Day Facility Termination Date or the Three Year Facility Termination Date, unless consent has been obtained in the manner set forth in Section 13.10 hereof, the Borrower will:

      Section 7.1 Financial Statements, Etc.

            7.1.1 Furnish or cause to be furnished to the Administrative Agent at its address as set forth in Section 13.1, or such other office as may be designated in writing by the Administrative Agent from time to time:

                  (a) annually, as soon as available, but in any event within 120 days after the last day of each Fiscal Year, a consolidated balance sheet of the Borrower and its Subsidiaries, as at such last day of such Fiscal Year, and consolidated statements of operations, shareholders' equity and cash flow for the Borrower and its Subsidiaries for such Fiscal Year, each prepared in accordance with GAAP, in reasonable detail, and audited by KPMG LLP or any other firm of independent certified public accountants of recognized national standing and whose opinion shall not be qualified with respect to scope limitations imposed by the Borrower or any Subsidiary, the status of the Borrower and its Subsidiaries as a going concern or the accounting principles followed by the Borrower or any Subsidiary not in accordance with GAAP;

                  (b) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarterly periods of each Fiscal Year, a consolidated balance sheet of the Borrower and its Subsidiaries as at the last day of such fiscal quarter and consolidated statements of operations and cash flows for the Borrower and its Subsidiaries for such fiscal quarter, and for the then current Fiscal Year through the end of such fiscal quarter, prepared in accordance with GAAP (except for omission of notes and subject to year-end adjustments);

                  (c) at the same time as it delivers the financial statements required under the provisions of clause (a) above, a certificate signed by the chief financial officer or the chief executive officer of the Borrower to the effect that such officer has made due inquiry and that to the best of the knowledge of such officer except as stated therein no Default or Event of Default has occurred hereunder and that such officer has made due inquiry and that to the best of the knowledge of such officer except as stated therein no default has occurred under any other agreement to which the Borrower is a party or by which it is bound, or by which any of its properties or assets may be affected, which would have a Material Adverse Effect and specifying in reasonable detail the exceptions, if any, to such statements;

                  (d) at the same time as it delivers the financial statements required under the provisions of clauses (a) and (b) above, a statement of a financial officer of the Borrower showing the Leverage Ratio and Interest Coverage Ratio by reasonably detailed calculation thereof as of the last day of the fiscal period to which such financial statements relate;

                  (e) at the same time as it delivers the financial statements required under the provisions of clause (b) above, a certificate signed by a financial officer of the Borrower and stating that such officer has made due inquiry and that to the best of his knowledge no Default or Event of Default has occurred and is continuing, or, if a Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof;

                  (f) at the same time as it delivers the financial statements required under the provisions of clauses (a) and (b) above, a statement of a financial officer of the Borrower showing the aggregate principal amount of Competitive Bid Loans outstanding under the 364 Day Facility and the Three Year Facility as of the last day of the fiscal period as to which such financial statements relate; and

                  (g) immediately, but in any event within three (3) Business Days after a Responsible Officer of any Credit Party obtains knowledge of the occurrence of any Default or Event of Default, a certificate of the chief financial officer or the chief executive officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

            7.1.2 Keep, and cause each Restricted Subsidiary to keep, proper books of record and accounts in which full, true and correct entries in accordance with GAAP shall be made of all dealings or transactions in relation to its business and activities and the business and activities of its Restricted Subsidiaries;

            7.1.3 Furnish, and cause each Restricted Subsidiary to furnish, with reasonable promptness such other financial information as any Lender may reasonably request, provided that the Borrower shall not be required to furnish any information that would result in violation of any confidentiality agreement by which it is bound but, at the request of a Lender, shall use its reasonable best efforts to obtain a waiver of such agreement to permit furnishing of such information under this provision;

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

            7.1.4 Promptly after the same are available, furnish or make available copies of all current reports on Form 8-K, quarterly reports on Form 10-Q, annual reports on Form 10-K (or similar corresponding reports) and registration statements or statements which the Borrower or any Subsidiary may be required to file with the Securities and Exchange Commission (excluding registration statements filed pursuant to employee stock option or benefit plans);

            7.1.5 Change in Debt Rating. Within three (3) Business Days after any Responsible Officer of the Borrower receives notice of any change in the Applicable LT Rating, furnish written notice of such change and the new Applicable LT Rating to the Administrative Agent.

            7.1.6 Furnish, and cause each Restricted Subsidiary to furnish, to the Administrative Agent, as soon as reasonably practicable after receipt by the Borrower or any Restricted Subsidiary, a copy of any written notice or claim to the effect that the Borrower or any Restricted Subsidiary is liable to any Person as a result of the presence or release of any Contaminant which claim would have a Material Adverse Effect.

      Section 7.2 Notice of Litigation and Other Matters.

            Promptly (but in no event later than three (3) Business Days after a Responsible Officer of any Credit Party obtains knowledge thereof) furnish telephonic (confirmed in writing) or written notice of:

            (a) the commencement of all proceedings by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against any of the Credit Parties or any Restricted Subsidiary thereof or any of their respective properties, assets or businesses (i) which in the reasonable judgment of the Credit Parties would have a Material Adverse Effect, (ii) with respect to any material Debt of the Credit Parties or any of their Restricted Subsidiaries or
      (iii) with respect to any Loan Document;

            (b) any notice of any violation received by any of the Credit Parties or any Restricted Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws, which in the reasonable judgment of the Credit Parties in any such case would have a Material Adverse Effect; and

            (c) (i) any  unfavorable  determination  letter  from  the  Internal
      Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof) which would have a Material Adverse Effect, (ii) all notices received by any of the Credit Parties or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any of the Credit Parties or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA which would have a Material Adverse Effect, (iv) the Credit Parties obtaining knowledge or reason to know that the Credit Parties or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension

      Plan under a distress termination within the meaning of Section 4041(c) of ERISA and (v) the occurrence of a Reportable Event.


                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

      Until all of the Obligations (other than any Obligations under any Hedging Agreement) have been paid and satisfied in full and the 364 Day Facility
Commitment and the Three Year Facility Commitment have expired or been terminated, unless consent has been obtained in the manner provided for in
Section 13.10, the Borrower will:

      Section 8.1 Payment of Taxes, etc.

            Pay and discharge, and cause each Restricted Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Borrower or any Restricted Subsidiary; provided, however, that neither the Borrower nor any Restricted Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings and against which it is maintaining adequate reserves in accordance with GAAP.

      Section 8.2 Maintenance of Insurance.

            Maintain,   and  cause  each  Restricted   Subsidiary  to  maintain,
insurance with responsible and reputable insurance companies or associations (or, to the extent consistent with prudent business practice, through its own program of self-insurance) in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Restricted Subsidiary operates.

      Section 8.3 Preservation of Corporate Existence, etc.

            Preserve and maintain, and cause each Restricted Subsidiary to preserve and maintain, its corporate existence and material rights, franchises and privileges; provided, however, that nothing herein contained shall prevent any merger or consolidation permitted by Section 9.3; and provided further that the Borrower shall not be required to preserve or to cause any Restricted Subsidiary to preserve its corporate existence or any such rights, franchises or privileges if the Borrower shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower and its Restricted Subsidiaries taken as a whole and that the loss thereof is not disadvantageous in any material respect to the Borrower and its Restricted Subsidiaries taken as a whole.

      Section 8.4 Compliance with Laws, etc.

            Comply, and cause each Restricted Subsidiary to comply, with the requirements of all applicable laws, rules, regulations and orders (other than laws, rules, regulations, and orders which are not final and are being contested in good faith by proper proceedings) of any Governmental Authority (including Labor Laws and Environmental Laws), noncompliance with which would have a Material Adverse Effect.

      Section 8.5 Compliance with ERISA.

            Comply, and cause each of its Restricted Subsidiaries to comply, with the minimum funding standards under ERISA with respect to its Pension Plans and use its best efforts, and cause each Restricted Subsidiary to use its best efforts, to comply in all material respects with all other applicable provisions of ERISA and the regulations and interpretations promulgated thereunder.

      Section 8.6 Compliance with Contracts, etc.

            Perform, and cause each Restricted Subsidiary to perform, all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other agreement, contract or instrument by which it is bound, except where the failure to do so would not have a Material Adverse Effect.

      Section 8.7 Access to Properties.

            Permit, and cause its Restricted Subsidiaries to permit, any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice to the Borrower, to visit the properties of the Borrower or any Restricted Subsidiary at reasonable times and as often as reasonably requested.

      Section 8.8 Conduct of Business.

            Engage in, and cause its Restricted Subsidiaries to engage in, only in those businesses in which the Borrower and its Restricted Subsidiaries are engaged on the Closing Date and such other businesses reasonably related or complementary thereto or in furtherance thereof, or in other lines of business which are insignificant when viewed in the overall context of the businesses then engaged in by the Borrower and its Restricted Subsidiaries taken as a whole.

      Section 8.9 Use of Proceeds.

            Use the  proceeds of the Loans  solely for the purposes set forth in
Section 2.1.2.

      Section 8.10 Additional Guarantors.

            In the event  that any  Person  (other  than any  Subsidiary  of the
Borrower existing on the Closing Date) becomes a wholly-owned (directly or indirectly) Material Domestic Subsidiary after the Closing Date pursuant to an acquisition (whether of stock or assets) or a merger, Borrower shall, within thirty (30) days after the end of the fiscal quarter in which such Person becomes a Material Domestic Subsidiary, cause such Material Domestic Subsidiary to become a Guarantor by execution and delivery of a Guarantor Joinder Agreement and by delivery of such other documentation as the Administrative Agent may reasonably request in connection therewith, including, without limitation, certified resolutions of such Material Domestic Subsidiary, certified organizational and authorizing documents of such Material Domestic Subsidiary, favorable opinions of counsel to such Material Domestic Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the Guarantor Joinder Agreement) and other items of the type required to be delivered pursuant to Section 5.2.2, all in form, content and scope reasonably satisfactory to the Administrative Agent; provided, however, that no such Person which becomes a Material Domestic Subsidiary pursuant to any such acquisition or merger shall be required to become a Guarantor if the incurrence of such obligation would violate any material agreement binding on such Person and in existence on the date of such acquisition or merger.


                                   ARTICLE IX

                               NEGATIVE COVENANTS

      Until all of the Obligations (other than any Obligations under any Hedging Agreement) have been paid and satisfied in full and the 364 Day Facility
Commitment and the Three Year Facility Commitment have expired or been terminated unless consent has been obtained in the manner set forth in Section 13.10, the Borrower will not:

      Section 9.1 Financial Covenants.

            9.1.1 Maximum Leverage Ratio. Commencing with the end of the first fiscal quarter ending after the Closing Date, permit the Leverage Ratio as of the end of each fiscal quarter to be greater than 55%.

            9.1.2 Minimum Interest Coverage Ratio. Commencing with the end of the first fiscal quarter ending after the Closing Date, permit the Interest Coverage Ratio as of the end of each fiscal quarter to be less than 3.00 to 1.00.

      Section 9.2 Limitations on Liens.

            Create, incur, assume or suffer to exist, or permit any Restricted Subsidiary to create, incur, assume or suffer to exist, any Lien on, or with respect to, any of their assets or properties (including without limitation shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

            (a) Liens  existing   on   the   Closing   Date  and  set  forth  on
Schedule 9.2;

            (b) Liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace, if any, related thereto

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has not expired or which are being  contested  in good faith and by  appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

            (c) The claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

            (d) Liens consisting of deposits or pledges made in the ordinary course of business (i) in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations under customer service contracts, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

            (e) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of any material parcel of real property or impair the use thereof in the ordinary conduct of business;

            (f) Liens in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

            (g) Liens on the property or assets of any Restricted Subsidiary existing at the time such Restricted Subsidiary becomes a Subsidiary of a Credit Party and not incurred in contemplation thereof, as long as the outstanding principal amount of the Debt secured thereby is not voluntarily increased by such Restricted Subsidiary after the date such Restricted Subsidiary becomes a Subsidiary of such Credit Party;

            (h) Liens on the property or assets of the Credit Parties or any Restricted Subsidiary securing Debt which is incurred to finance the acquisition of such property or assets, provided that (i) each such Lien shall be created simultaneously with, or within twelve months after, the acquisition of the related property or assets; (ii) each such Lien does not at any time encumber any property other than the related property or assets financed by such Debt;
(iii) the principal amount of Debt secured by each such Lien is not increased; and (iv) the principal amount of Debt secured by each such Lien shall at no time exceed 100% of the original purchase price of such related property or assets at the time acquired;

            (i) Liens consisting of judgment or judicial attachment Liens, provided that (i) the claims giving rise to such Liens are being diligently contested in good faith by appropriate proceedings, (ii) adequate reserves for the obligations secured by such Liens have been established and (iii) enforcement of such Liens has been stayed;

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

            (j) Liens created or deemed to exist in connection with any asset securitization program (including any related filings of any financing statements), but only to the extent that such Liens attach to the assets actually sold, contributed, financed or otherwise conveyed or pledged in connection with such securitization program;

            (k) Liens on property or assets of the Borrower or any Restricted Subsidiary securing indebtedness owing to the Borrower or any other Credit Party;

            (l) Liens on coal reserves leased by the Borrower or by any Restricted Subsidiary as lessee, securing Debt to the lessors thereof, arising out of such leases;

            (m) Liens on any Margin Stock purchased or carried by the Borrower or any of its Subsidiaries;

            (n) The extension, renewal or replacement of any Lien permitted by clauses (a), (g), (h) or (l), but only if the principal amount of Debt secured by the Lien immediately prior thereto is not increased and the Lien is not extended to other property; and

            (o) In addition to any Lien permitted by clauses (a) through (n), immediately after giving effect to any concurrent repayment of secured Debt, Liens securing Debt of the Borrower or any Restricted Subsidiary so long as the sum of (A) the aggregate principal amount of all such secured Debt plus (B) the aggregate amount of Consolidated Lease Rentals (excluding Consolidated Lease Rentals under Leases in effect as of December 31, 1999 (and any renewal, extension or replacement thereof) and Leases with respect to property not owned by the Borrower on such date), discounted to present value at ten percent (10%), compounded annually, arising out of all Sale and Leaseback Transactions to which the Borrower or any of its Restricted Subsidiaries is then a party (including Sale and Leaseback Transactions, if any, entered into pursuant to Section 9.9), does not exceed 10% of Consolidated Net Worth;

provided that the sale or transfer of (i) coal, oil, gas or other minerals in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount of money (however determined) or a specified amount of such coal or other minerals or (ii) any other interest in property of the character commonly referred to as a "production payment" shall not be deemed to constitute Debt secured by a Lien.

      Section 9.3  Disposition  of Debt and Shares of  Restricted  Subsidiaries;
Issuance  of  Shares  by  Restricted  Subsidiaries;   Consolidation,  Merger  or
Disposition of Assets.

            (a) Sell or otherwise dispose of, or permit any Restricted Subsidiary to sell or otherwise dispose of, any capital stock or any Debt of any Restricted Subsidiary, other than the sale of the capital stock of any member of the Pittston Minerals Group, (b) in the case of any Restricted Subsidiary, issue, sell or otherwise dispose of any of such Restricted Subsidiary's capital stock (other than directors' qualifying shares, to satisfy preemptive rights or in connection with a split or combination of shares or a dividend in shares) except to the Borrower or another Restricted Subsidiary, (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or permit any Restricted Subsidiary to liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or (d) directly or indirectly, or permit any

Restricted Subsidiary to directly or indirectly, consolidate with or merge with or into or sell, lease or otherwise dispose of all or substantially all of its assets (other than the sale of all or any part of the assets of any member of the Pittston Minerals Group) to any Person, unless, after giving effect thereto, all of the following conditions shall be met:

                  (i)   the Leverage Ratio shall not be  greater  than  0.55  to
      1.00 and the Interest Coverage Ratio shall not be less than 3.00 to 1.00;

                  (ii) in the case of a merger or consolidation, (A) if the Borrower is a party thereto, the Borrower shall be the surviving corporation, (B) if the Borrower is not a party thereto and another Credit Party is a party thereto, a Credit Party shall be the surviving corporation and (C) if no Credit Party is a party thereto, a Restricted Subsidiary shall be the surviving corporation;

                  (iii) in the case of a liquidation, winding-up or dissolution, any Credit Party (other than the Borrower) or any Restricted Subsidiary may liquidate, wind-up or dissolve itself into a Credit Party or a Restricted Subsidiary; and

                  (iv) no Default or Event of Default has occurred and is continuing.

Provided that the conditions of this Section 9.3 are satisfied, none of the foregoing provisions shall be deemed to prohibit the Borrower or any of its Restricted Subsidiaries from selling, transferring, assigning or otherwise disposing of Margin Stock for fair market value or selling, contributing, financing or otherwise conveying or pledging assets in connection with any asset securitization program permitted by Section 9.2(j).

      Section 9.4 Transactions with Affiliates.

            Engage, or permit any Restricted Subsidiary to engage, directly or indirectly, in any transaction with an Affiliate (other than a Credit Party) on terms more favorable to the Affiliate than would have been obtainable in arm's-length dealing.

      Section 9.5 Compliance with Regulations T, U and X.

            In the case of the Borrower and any Subsidiary of the Borrower, purchase or carry any Margin Stock or incur, create or assume any obligation for borrowed money or other liability or make any investment, capital contribution, loan, advance or extension of credit or sell or otherwise dispose of any assets or pay any dividend or make any other distribution to its shareholders or take or permit to be taken any other action or permit to occur or exist any event or condition if such action, event or condition would result in this Agreement, the Loans, the use of the proceeds thereof or the other transactions contemplated hereby violating Regulation T, U or X.

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

      Section 9.6 Hedging Agreements.

            Enter into or permit to exist, or permit any Restricted Subsidiary to enter into or permit to exist, Hedging Agreements for the purpose of speculation and not for the purpose of hedging risks associated with the businesses of the Borrower and its Restricted Subsidiaries.

      Section 9.7 ERISA.

            (a) Terminate, or permit any of its Restricted Subsidiaries to terminate, any Pension Plan under circumstances which would reasonably result in a material liability of the Borrower or any ERISA Affiliate to the PBGC, or permit to exist the occurrence of any Reportable Event or any other event or condition which presents a material risk of such a termination by the PBGC; (b) engage, or permit any of its Subsidiaries or any Pension Plan to engage, in a "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) that would reasonably result in material liability of the Borrower or any of its Restricted Subsidiaries; (c) fail, or permit any of its Restricted Subsidiaries to fail, to make any contribution to a Multiemployer Plan which is required by ERISA or an applicable collective bargaining agreement in an amount which is material (except to the extent there is a good faith dispute as to whether any contribution is owed, the amount owed or the existence of facts that would give rise to a withdrawal); or (d) completely or partially withdraw, or permit any of its Restricted Subsidiaries to completely or partially withdraw, from a Multiemployer Plan, if such complete or partial withdrawal will result in any material withdrawal liability under Title IV of ERISA. For purposes of this Section 9.7, an amount is material if it would have a Material Adverse Effect after aggregation with all other liabilities described in this Section 9.7.

      Section 9.8 Limitations on Acquisitions.

            Acquire, or permit any Restricted Subsidiary to acquire, all or any portion of the capital stock or other ownership interest in any Person which is not then a Restricted Subsidiary or all or any substantial portion of the assets, property and/or operations of a Person which is not then a Restricted Subsidiary, unless:

            (a) the aggregate consideration paid by the acquiror in such transaction does not exceed 10% of Consolidated Total Assets as of the end of the Fiscal Year most recently ended; or

            (b) in the event that the aggregate consideration to be paid by the acquiror in such transaction exceeds 10% of Consolidated Total Assets as of the end of the Fiscal Year most recently ended, (i) the Borrower shall have notified the Administrative Agent at least five Business Days prior to the consummation thereof that such an acquisition is pending (furnishing with such information reasonably acceptable to the Administrative Agent demonstrating pro forma compliance with the financial covenants set forth in Section 9.1), and (ii) after giving effect to such acquisition on a pro forma basis, no Default or Event of Default would exist under Section 9.1. Any notice delivered to the Administrative Agent pursuant to this Section 9.8 shall be kept confidential by the Administrative Agent in accordance with Section 13.9.7 below.

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

      Section 9.9 Sale Leaseback Transactions.

            Sell or transfer, or permit any Restricted Subsidiaries to sell or transfer, any material property or assets owned by the Borrower or any Restricted Subsidiary on the Closing Date to any Person (other than any Credit Party) with the intention of taking back a lease of such property or assets or any similar property or assets, if the sum of (A) the amount of Consolidated Lease Rentals, discounted to present value at 10%, compounded annually, which would arise out of such proposed Sale and Leaseback Transaction, plus (B) the aggregate amount of Consolidated Lease Rentals (excluding Consolidated Lease Rentals under Leases in effect as of December 31, 1999 (and any renewal, extension or replacement thereof) and Leases with respect to property not owned by the Borrower on such date), discounted to present value at ten percent (10%), compounded annually, arising out of all other Sale and Leaseback Transactions to which the Borrower or any of its Restricted Subsidiaries is then a party, plus
(C) the aggregate principal amount of all Debt of the Borrower or any Restricted Subsidiary secured by Liens incurred in reliance on Section 9.2(o), would exceed 10% of Consolidated Net Worth.

      Section 9.10  Limitations on Investments.

            Make or permit to exist, or permit any Restricted Subsidiary to make or permit to exist, any Investment, other than Investments which are:

            (a)   cash and Cash Equivalents;

            (b)   current assets generated in the ordinary course of business;

            (c) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

            (d)   Investments  consisting   of   capital   stock,   obligations,
securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors;

            (e) advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business;

            (f) advances or loans to directors, officers and employees that do not exceed $25,000,000 in the aggregate at any one time outstanding;

            (g) advances or loans to customers and suppliers in the ordinary course of business in an aggregate amount consistent with the past practice of the Person making such advance or loan;

            (h) loans to shareholders intended to constitute dividends on, or payment on account of, any capital stock;

            (i) Investments or Support Obligations by the Borrower and its Restricted Subsidiaries existing on the Closing Date;

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

            (j) Investments by the Borrower or its Restricted Subsidiaries in any Credit Party or any other Subsidiary (provided that such Investment would not otherwise constitute a breach of Section 9.8);

            (k)   Support  Obligations  of  the  Borrower   or  its   Restricted
Subsidiaries for the benefit of any Credit Party or any other Subsidiary;

            (l)   acquisitions permitted by Section 9.8;

            (m) Investments in connection with the management of Pension Plans and other benefit plans of the Borrower and its Subsidiaries (including without limitation The Pittston Company Employee Welfare Benefit Trust);

            (n)   Hedging Agreements permitted by Section 9.6; and

            (o) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed 10% of Consolidated Net Worth.

                                    ARTICLE X

                                     GUARANTY

      Section 10.1  Guaranty of Payment.

            Subject to Section 10.7 below, each Guarantor hereby unconditionally guarantees to each Lender and the Administrative Agent the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). This guaranty is a guaranty of payment and not solely of collection and is a continuing guaranty and shall apply to all Guaranteed Obligations whenever arising.

      Section 10.2  Obligations Unconditional.

            The obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement, or any other agreement or instrument referred to herein, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor agrees that this guaranty may be enforced by the Lenders without the necessity at any time of resorting to or exhausting any security or collateral and without the necessity at any time of having recourse to the Notes, this Agreement or any other Loan Document or any collateral, if any, hereafter securing the Guaranteed Obligations or otherwise and each Guarantor hereby waives the right to require the Lenders to proceed against any other Guarantor or any other Person (including a co-guarantor) or to require the Lenders to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against any other Guarantor (or any other guarantor of the Guaranteed Obligations) for amounts paid under this guaranty until such time as the Lenders have been paid in full, all commitments under this Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under this Agreement. Each Guarantor further agrees that nothing contained herein shall prevent the Lenders from suing on the Notes, this Agreement or any other Loan Document or foreclosing its security interest in or Lien on any collateral, if any, securing the Guaranteed Obligations or from exercising any other rights available to it under this Agreement, the Notes, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither a Guarantor's obligations under this guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of any other Guarantor or by reason of the bankruptcy or insolvency of such other Guarantor. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance of by the Administrative Agent or any Lender upon this guaranty or acceptance of this guaranty. The Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this guaranty. All dealings between the Borrower and the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this guaranty.

      Section 10.3  Modifications.

            Each Guarantor agrees that (a) all or any part of the security which hereafter may be held for the Guaranteed Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests or Liens which hereafter may be held, if any, for the Guaranteed Obligations or the properties subject thereto; (c) the time or place of payment of the Guaranteed Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrower and any other party liable for payment under this Agreement may be granted indulgences generally; (e) any of the provisions of the Notes, this Agreement or any other Loan Document may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrower or any other party liable for the payment of the Guaranteed Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Guaranteed Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

      Section 10.4  Waiver of Rights.

            Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this guaranty by the Lenders and of


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all  Extensions of Credit to the Borrower by the Lenders;  (b)  presentment  and demand for payment or performance of any of the Guaranteed Obligations; (c) protest and notice of dishonor or of default (except as specifically required in this Agreement) with respect to the Guaranteed Obligations or with respect to
any  security  therefor;   (d)  notice  of  the  Lenders  obtaining,   amending,
substituting for,  releasing,  waiving or modifying any Lien, if any,  hereafter
securing   the   Guaranteed   Obligations,   or  the   Lenders'   subordinating,
compromising, discharging or releasing such Liens, if any; (e) all other notices to which the Borrower might otherwise be entitled in connection with the guaranty evidenced by this Article X; and (f) demand for payment under this guaranty. Without limiting the generality of the foregoing, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive, to the extent applicable.

      Section 10.5  Reinstatement.

            The obligations of each Guarantor under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

      Section 10.6  Remedies.

            Each Guarantor agrees that, as between such Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 11.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 11.2) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Guaranteed Obligations being deemed to have become automatically due and payable), such Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by such Guarantor.

      Section 10.7  Limitation of Guaranty.

            Notwithstanding any provision to the contrary contained herein, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under Applicable Law (whether federal or state and including, without limitation, the Federal Bankruptcy Code (as now or hereinafter in effect)).

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      Section 10.8  Termination of Guaranty Upon Divestiture

            The obligations of any Guarantor under this Article X shall automatically terminate as to such Guarantor upon any consolidation, merger, sale or other disposition made in accordance with Section 9.3 as a result of which such Guarantor is no longer a Subsidiary of the Borrower immediately after the consummation of such transaction. For the avoidance of doubt, the obligations of Pittston Minerals Group, Inc. and Pittston Coal Company, as Guarantors shall automatically terminate upon the sale of the capital stock of any member of the Pittston Minerals Group to a Person which is not an Affiliate of the Borrower or the sale of all or any substantial part of the assets of any member of the Pittston Minerals Group to any such Person.


                                   ARTICLE XI

                              DEFAULT AND REMEDIES

      Section 11.1  Events of Default.

            Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

            11.1.1 Default in Payment of Principal of or Interest or Fees on Loans and Reimbursement Obligation. The Borrower shall default in any payment of principal of, or any interest or fees on, any Loan, Note or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise), and such default shall continue unremedied for three (3) Business Days.

            11.1.2 Other Payment Default. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of any other amounts owing on any Loan, Note or Reimbursement Obligation or the payment of any other Obligation (other than any Obligation under any Hedging Agreement), and such default shall continue unremedied for three (3) Business Days after written notice thereof from the Administrative Agent or any Lender.

            11.1.3 Misrepresentation. Any representation, warranty or statement made or deemed to be made by the Borrower under this Agreement, any Loan Document or any amendment hereto or thereto or in any certificate delivered to the Administrative Agent or to any Lender pursuant hereto and thereto, shall at any time prove to have been incorrect in any material respect when made or deemed made.

            11.1.4 Default in Performance of Certain Covenants. The Borrower shall default in the performance or observance of any covenant or agreement contained in Section 9.1, 9.3, 9.5 or 9.8(b)(ii).

            11.1.5 Default in Performance of Other Covenants and Conditions. Any Credit Party shall default in the performance or observance of any term,


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covenant,  condition or agreement  contained  in this  Agreement  (other than as specifically provided for in Sections 11.1.1 through 11.1.4) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of a Responsible Officer of the Borrower having actual knowledge of such default or receipt by the Borrower of written notice thereof from the Administrative Agent or any Lender.

            11.1.6 Debt Cross-Default. The Borrower or any Restricted Subsidiary shall (a) default in the payment when due, beyond any grace period permitted from time to time, of any Debt (other than Debt incurred by any Credit Party under this Agreement) heretofore or hereafter issued, assumed, guaranteed, contracted or incurred by it, and the aggregate amount of such Debt equals or exceeds $25,000,000 (or equivalent), (b) default in the performance or observance of any other covenant or provision of any agreement or instrument under or by which any Debt (other than Debt incurred by any Credit Party under this Agreement) is created, evidenced or secured, if the effect of such default pursuant to this clause (b) is to cause, or to permit the holder or holders of such Debt (or a trustee on its or their behalf) to cause, and such holder or holders or trustees does cause, such Debt to become due prior to its stated maturity, and the aggregate amount of the Debt the maturity of which is so accelerated pursuant to this clause (b) equals or exceeds $25,000,000 (or equivalent), or (c) be required to prepay any Debt (other than (A) Debt incurred by any Credit Party under this Agreement, (B) the redemption of any preferred stock classified as Debt pursuant to any mandatory redemption provision, and (C) any conversion of Debt (including preferred stock classified as Debt) to capital stock pursuant to any conversion right or option) prior to the maturity thereof other than by regularly scheduled principal payments if the aggregate amount of such Debt which is required to be prepaid equals or exceeds $25,000,000.

            11.1.7  Change in Control. A Change in Control shall have occurred.

            11.1.8 Voluntary Bankruptcy Proceeding. Any Credit Party shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due,
(vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

            11.1.9 Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including,


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but not  limited to, an order for relief  under such  federal  bankruptcy  laws)
shall be entered.

            11.1.10 [Intentionally Omitted.]

            11.1.11 Similar Events. Any event occurs or any proceeding is taken with respect to any Credit Party in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events set forth in Sections 11.1.8 or 11.1.9.

            11.1.12 Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments to exceed $25,000,000 in any Fiscal Year shall be entered against the Borrower or any Restricted Subsidiary by any court and such judgment or order shall not, within sixty (60) days after entry thereof, be bonded, discharged or stayed pending appeal, or shall not be discharged within sixty (60) days after the expiration of such stay.

            11.1.13 Guaranty. At any time after the execution and delivery thereof, the guaranty given by a Guarantor hereunder or any provision thereof shall cease to be in full force or effect as to such Guarantor, except as provided in Sections 10.7 and 10.8, or such Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty.

            11.1.14 ERISA. An event described in each clause (i), (ii) and (iii) below shall have occurred: (i) any Pension Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under
Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Pension Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62 , .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Pension Plan within the following thirty (30) days, any Pension Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Pension Plan, any Pension Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Pension Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Pension Plan or a Foreign Pension Plan has not been timely made, the Credit Parties or any of their Subsidiaries or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Pension Plan under Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069,
4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Credit Parties or any of their Subsidiaries has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Pension Plans or Foreign Pension Plans; (ii) there shall result from any such event or events the imposition of a lien, the granting of a security interest or a liability or a material risk of such a lien being imposed, such security interest being granted or such liability being incurred, and (iii) such lien,


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security  interest or liability,  individually,  and/or in the aggregate,  has a
Material Adverse Effect.

            11.1.15 Material    Adverse    Effect.    The    occurrence  of  any
circumstance,  development,  event or  condition  which has a  Material  Adverse
Effect.

      Section 11.2  Remedies.

            Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower and each of the other Credit Parties:

            11.2.1 Acceleration: Termination of Facilities. Declare the principal of and interest on the Loans, the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (other than any Hedging Agreement) (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations (other than Obligations owing under any Hedging Agreement), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Sections 11.1.8, 11.1.9 or 11.1.11 with respect to any of the Credit Parties, the Credit Facility shall be automatically terminated and all Obligations (other than obligations owing under any Hedging Agreement) shall automatically become due and payable.

            11.2.2 Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrower at such time to deposit or cause to be deposited in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof, if any, remaining after all such Letters of Credit shall have expired or been fully drawn upon shall be applied to repay any other unpaid Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be promptly returned to the Borrower.

            11.2.3 Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.

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      Section 11.3 Rights and Remedies Cumulative; Non-Waiver; etc.

            The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Credit Parties, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

                                   ARTICLE XII

                            THE ADMINISTRATIVE AGENT

      Section 12.1  Appointment.

            Each of the Lenders hereby irrevocably designates and appoints Bank of America as Administrative Agent of such Lender under this Agreement and the other Loan Documents for the term hereof and each such Lender irrevocably authorizes Bank of America as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. Any reference to the Administrative Agent in this Article XII shall be deemed to refer to the Administrative Agent solely in its capacity as Administrative Agent and not in its capacity as a Lender.

      Section 12.2  Delegation of Duties.

            The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

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      Section 12.3  Exculpatory Provisions.

            Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of any Credit Party or any of its Subsidiaries to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of any Credit Party or any of its Subsidiaries.

      Section 12.4  Reliance by the Administrative Agent.

            The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or communications believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 13.9 hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

      Section 12.5  Notice of Default.

            The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Credit Parties referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent


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receives such a notice,  it shall  promptly give notice  thereof to the Lenders.
The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that other provisions of this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders or Required Lenders, as applicable.

      Section 12.6  Non-Reliance on the Administrative Agent and Other Lenders.

            Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Credit Parties or any of their respective Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective
Subsidiaries and made its own decision to make its Loans and issue or participate in Letters of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Credit Party or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

      Section 12.7  Indemnification.

            The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting any obligation of the Credit Parties to do so), ratably according to the respective amounts of their Aggregate Revolving Credit Commitment Percentages from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions


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contemplated   hereby  or  thereby  or  any  action  taken  or  omitted  by  the
Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits,
costs,   expenses  or   disbursements   to  the  extent  they  result  from  the
Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 12.7 shall survive the payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

      Section 12.8  The Administrative Agent in Its Individual Capacity.

            The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

      Section 12.9  Resignation  of   the   Administrative   Agent;    Successor
Administrative Agent.

            Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Credit Parties. Upon any such resignation, the Required Lenders shall have the right, subject to the approval of the Borrower so long as no Default or Event of Default has occurred and is continuing (which approval will not be unreasonably withheld), to appoint from among the other Lenders a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and been approved by the Borrower (if the approval of the Borrower is required) or have accepted such appointment within thirty (30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may appoint, subject to the approval of the Borrower so long as no Default or Event of Default has occurred and is continuing (which approval will not be unreasonably withheld), a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000 . Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor
Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 12.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

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                                  ARTICLE XIII

                                  MISCELLANEOUS

      Section 13.1   Notices.

            13.1.1   Method of Communication.  Except  as  otherwise provided in
Article II, all notices and communications hereunder shall be in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be deemed to have been delivered (i) on the date of delivery if delivered by hand, (ii) on the Business Day of (or next following) transmission when transmitted or sent by telecopy, (iii) on the next Business Day after delivery to a recognized overnight courier service and (iv) on the fifth Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

            13.1.2 Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

      If to the Borrower:     The Pittston Company
                              1801 Bayberry Court
                              P. O. Box 18100
                              Richmond, VA  23226
                              Telephone:  (804) 289-9600
                              Telecopier: (804) 289-9770
                              Attention:  Treasurer


      If to the initial Guarantors:

            To the addresses set forth below their respective signatures on the signature pages hereto

      If to any subsequent Guarantors:

            To the address set forth in the related Guarantor Joinder Agreement

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      If to Bank of America as
      Administrative Agent:

                              Bank of America, N.A.
                              101 N. Tryon Street
                              Independence Center, 15th Floor
                              NC1-001-15-04
                              Charlotte, North Carolina  28255
                              Attn: Loretta Summers
                                    Agency Services
                              Telephone:  (704) 386-8958
                              Telecopy:   (704) 409-0022

      With a copy to:

                              Bank of America, N.A.
                              100 North Tryon Street, 17th Floor
                              Charlotte, North Carolina  28255
                              Attn: Michael J. McKenney
                              Telephone:  (704) 388-5920
                              Telecopy:   (704) 388-0960


      If to any Lender:

            To the address set forth on Schedule 13.1 hereto

            13.1.3 Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Credit Parties and the Lenders, as the Administrative Agent's
Office referred to herein, to which payments due are to be made and at which Loans will be disbursed.

      Section 13.2  Expenses, Indemnity.

            Each party to this Agreement agrees to pay all its own fees and expenses in connection with the Loan Documents and any amendment, modification or waiver of the terms thereof; provided, however, that the Borrower agrees to
(a) pay all reasonable out-of-pocket expenses of the Administrative Agent and the Arranger in connection with (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including without limitation the reasonable out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of one counsel representing the Administrative Agent and (ii) where applicable, the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent, the Arranger or the Lenders relating to this Agreement or any other Loan Document, including without limitation reasonable fees and disbursements of counsel representing the Administrative Agent and the Lenders, and (b) pay all reasonable out-of-pocket expenses of the Administrative Agent,


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the  Arranger  and  each  Lender  actually   incurred  in  connection  with  the
enforcement of any rights and remedies of the Administrative Agent, the Arranger and the Lenders under the Credit Facility, including, to the extent reasonable under the circumstances, consulting with accountants, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent, the Arranger or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such
Persons.   The   Borrower   hereby   indemnifies,   exonerates   and  holds  the
Administrative Agent, the Arranger and the Lenders, and each of their respective Affiliates, officers, directors, employees and agents (each an "Indemnitee") free and harmless from and against any and all losses, penalties, fines, liabilities, settlements, damages, costs and expenses (including, without
limitation,   reasonable   attorneys'   fees   and   disbursements,   reasonable
consultants'  fees  and  settlement  costs)   (collectively,   the  "Indemnified
Liabilities")   incurred  by  any  Indemnitee  in  connection  with  any  claim, investigation, litigation or other proceeding (whether or not the Administrative Agent, the Arranger or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Credit Facility, the Loans, the Letters of Credit, this Agreement or any other Loan Document or as a result of the breach of any of the Credit Parties' obligations hereunder, except for any such Indemnified Liabilities arising for the account of a particular Indemnitee by reason of the relevant Indemnitee's gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

      Section 13.3  [Intentionally Omitted.]

      Section 13.4  Governing Law.

            This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without giving effect to the conflict of law principles thereof.

      Section 13.5  Consent to Jurisdiction.

            Each  of the  parties  hereto  hereby  irrevocably  consents  to the personal jurisdiction of the state and federal courts located in Charlotte, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each of the parties hereto hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by any other party hereto in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 13.1. Nothing in this Section 13.5 shall affect the right of any of the parties hereto to serve legal process in any other manner permitted by Applicable Law or affect the right of any of the parties hereto to bring any action or proceeding against any other party hereto or its properties in the courts of any other jurisdictions.

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      Section 13.6  Waiver of Jury Trial.

            THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH CREDIT PARTY HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

      Section 13.7  Reversal of Payments.

            To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

      Section 13.8  Accounting Matters.

            Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Administrative Agent that the Credit Parties request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Credit Parties that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance therewith.

      Section 13.9  Successors and Assigns; Participations; Confidentiality.

            13.9.1 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Credit Parties, the Administrative Agent, the Arranger and the Lenders, all future holders of the Notes, and their respective successors and permitted assigns, except that neither the Credit Parties nor, except as permitted by Section 12.9, the Administrative Agent shall assign or transfer any of their rights or obligations under this Agreement.

            13.9.2 Assignment by Lenders. Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Extensions of Credit at the time owing to it and the Note held by it) provided that:

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                  (a) each such  assignment  shall be of a  constant,  and not a varying, percentage of all the assigning Lender's Aggregate Revolving Credit Commitment and all other rights and obligations under this Agreement;

                  (b) except in the case of assignment to another Lender or to an Affiliate of the assigning Lender in which case there shall be no minimum, if less than all of the assigning Lender's Aggregate Revolving
      Credit Commitment or Loans is to be assigned, the Aggregate Revolving Credit Commitment or Loans so assigned shall not be less than $10,000,000 and the remaining Aggregate Revolving Credit Commitment of the assigning Lender shall not be less than $10,000,000 (or shall be zero);

                  (c) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit G attached hereto (an "Assignment and Acceptance");

                  (d) such assignment shall not, without the consent of the Borrower, on behalf of itself and the other Credit Parties, require the Borrower, or any other Credit Party, to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

                  (e) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,500 upon the execution by such Lender of the Assignment and Acceptance (including, but not limited to, an assignment by a Lender to another Lender but excluding an assignment by a Lender to an Affiliate of the assigning Lender).

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least ten (10) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent of the interest assigned in such assignment, be released from its obligations under this Agreement.

            13.9.3 Rights and Duties Upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

            13.9.4 Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Extensions of Credit with respect to each Lender from time to time (the "Register"). No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent, the Arranger and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for

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inspection  by the Borrower or Lenders at any  reasonable  time and from time to time upon reasonable prior notice.

            13.9.5 Issuance of New Notes, Etc. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee, together with any Note of such assigning Lender if such Lender is assigning all of its interests hereunder, and any required written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit G:

                  (a)   accept such Assignment and Acceptance;

                  (b)   record   the  information   contained   therein  in  the
      Register;

                  (c) give prompt notice thereof to the Lenders and the Borrower, on behalf of itself and the other Credit Parties; and

                  (d)   promptly   deliver  a  copy   of  such   Assignment  and
      Acceptance to the Borrower.

Within ten (10) Business Days after receipt of notice, the Borrower shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note (if required pursuant to this Section), a new Note to the order of such Eligible Assignee (if it is not already a Lender). Such new Note shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the original Note delivered to the assigning Lender. Each surrendered Note shall be canceled and returned to the Borrower.

            13.9.6 Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and/or obligations under this Agreement (including, without limitation, all or a portion of its Extensions of Credit and the Notes held by it); provided that:

                  (a) each such participation shall be in an amount not less than $5,000,000;

                  (b) such Lender's obligations under this Agreement (including, without limitation, its Aggregate Revolving Credit Commitment) shall remain unchanged;

                  (c) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                  (d) the Credit Parties, the Administrative Agent, the Arranger and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

                  (e) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications


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      which would reduce the principal of or the interest rate in respect of any
      Loan or Reimbursement Obligation in which such participant has an interest, extend the term or increase the amount of the Commitment in which such participant has an interest or reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal, interest or fees on any Loan, or release any Guarantor from its guaranty hereunder, except as expressly contemplated hereby or thereby; and

                  (f) any such disposition shall not, without the consent of the Borrower, on behalf of itself and the other Credit Parties, require the Borrower or any other Credit Party, to (A) file a registration statement with the Securities and Exchange Commission or apply to or qualify the Revolving Credit Loans or the Revolving Credit Notes under the blue sky law of any state or (B) have additional compensation requirements pursuant to Sections 4.8, 4.10 or 4.11.

            13.9.7  Disclosure  of  Information;  Confidentiality.  Each of  the
Administrative Agent, the Issuing Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (after providing notice to the Borrower, to the extent practicable, to permit an opportunity to seek a protective order or injunctive relief), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding  relating to this Agreement or the  enforcement of rights  hereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (g) with the prior written consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section by the disclosing party or (ii) becomes available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis from a source other than the Credit Parties unless the Administrative Agent, the Issuing Lender or such Lender, as applicable, has actual knowledge that the disclosure of such Information by such source constituted a breach of an obligation of such source to maintain confidentiality of such Information or
(i) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information (customarily found in such publications) upon the Borrower's prior review and approval. For the purposes of this Section, "Information" means all information received from the Credit Parties or any of their Subsidiaries relating to the Credit Parties or their business, other than any such information that is available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by the Credit Parties. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

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            13.9.8  Certain  Pledges  or  Assignments.   Nothing   herein  shall
prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

      Section 13.10  Amendments, Waivers and Consents.

            Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders and any consent may be given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Credit Parties; provided, that no amendment, waiver or consent shall, without the consent of each Lender affected thereby, (a) increase the amount or extend the time of the obligation of the Lenders to make Loans or issue or participate in Letters of Credit (except as expressly contemplated by Section 2.7 or Section 2.8), (b) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement Obligation or the time or times of payment of interest or fees on any Loan or Reimbursement Obligation,
(c) reduce the rate of interest or fees payable on any Loan or Reimbursement Obligation, (d) reduce the principal amount of any Loan or Reimbursement Obligation, (e) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation, (f) permit any assignment (other than as specifically permitted or contemplated in this Agreement) of any of the Credit Parties' rights and obligations hereunder, (g) release any Guarantor from its guaranty hereunder other than upon the disposition by the Borrower of its interest in such Guarantor in accordance with the terms of this Agreement or (h) amend the provisions of this Section 13.10 or the definition of Required Lenders. In addition, no amendment, waiver or consent to the provisions of (i)
Article XII shall be made without the written consent of the Administrative Agent and (ii) Article III shall be made without the written consent of each Issuing Lender.

            Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Federal Bankruptcy Code (as now or hereafter in effect) supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

      Section 13.11  Performance of Duties.

            The Credit Parties' obligations under this Agreement and each of the Loan Documents shall be performed by the Credit Parties at their sole cost and expense.

      Section 13.12  All Powers Coupled with Interest.

            All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement

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or any of the other Loan Documents  shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

      Section 13.13  Survival of Indemnities.

            Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIII and any other provision of this Agreement and the Loan Documents shall continue in full force and effect after the termination of the Lenders' commitments hereunder and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before, including after the Borrower's acceptance of the Lenders' commitments for the Credit Facility, notwithstanding any failure of such facility to close.

      Section 13.14  Titles and Captions.

            Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

      Section 13.15  Severability of Provisions.

            Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      Section 13.16  Counterparts.

            This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

      Section 13.17  Binding   Effect;   Amendment  and  Restatement;  Term   of
Agreement.

            13.17.1 This Agreement shall become effective at such time, on or after the Closing Date, that the conditions precedent set forth in Section 5.2 have been satisfied or waived and when it shall have been executed by each of the Credit Parties and the Administrative Agent, and the Administrative Agent shall have received copies of the signature pages hereto (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender (including the Issuing Lender), and thereafter this Agreement shall be binding upon and inure to the benefit of each Credit Party, each Lender (including the Issuing Lender) and the Administrative Agent, together with their permitted successors and assigns.

            13.17.2 This Agreement  shall remain in effect from the Closing Date
through  and  including  the  date  upon  which  all  Obligations   (other  than

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obligations  owing by any Credit Party to any Lender or Affiliate of a Lender or
the   Administrative   Agent  under  any  Hedging  Agreement)  shall  have  been
indefeasibly and irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

      Section 13.18 Inconsistencies with Other Documents; Independent Effect of Covenants.

            13.18.1 In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control, provided, that in the event there is a conflict or inconsistency between this Agreement and the letter agreement between the Administrative Agent and the Borrower dated as of July 12, 2000 governing certain fees (the "Fee Letter Agreement"), which conflict or inconsistency relates solely to a matter affecting (i) the Administrative Agent and/or its Affiliates on one hand and
(ii) the Borrower on the other, the Fee Letter Agreement shall control.

            13.18.2 The Borrower expressly acknowledges and agrees that each covenant contained in Article VIII and Article IX hereof shall be given independent effect.

                         [Signature pages to follow]

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

BORROWER:               THE PITTSTON COMPANY,
                        a Virginia corporation

                        By:/s/
                           ---------------------------------
                        Name:  James B. Hartough
                        Title: Vice President - Corporate Finance and Treasurer

GUARANTORS:             PITTSTON SERVICES GROUP, INC.,
                        a Virginia corporation

                        By:/s/
                           ---------------------------------
                        Name:  James B. Hartough
                        Title: Vice President and Treasurer

                        Notice Address:
                        Pittston Services Group Inc.
                        1801 Bayberry Court
                        P.O. Box 18100
                        Richmond, Virginia 23226-8100
                        Attn: James B. Hartough, Vice President and Treasurer
                        Facsimile:  (804) 289-9760

                        PITTSTON MINERALS GROUP INC.,
                        a Virginia corporation

                        By:/s/
                           ---------------------------------
                        Name:  James B. Hartough
                        Title: Vice President and Treasurer

                        Notice Address:
                        Pittston Minerals Group Inc.
                        1801 Bayberry Court
                        P.O. Box 18100
                        Richmond, Virginia 23226-8100
                        Attn: James B. Hartough, Vice President and Treasurer
                        Facsimile:  (804) 289-9760

                           [Signature Pages Continue]

                        PITTSTON COAL COMPANY,
                        a Delaware corporation

                        By:/s/
                           ---------------------------------
                        Name:  James B. Hartough
                        Title: Vice President and Treasurer

                        Notice Address:
                        Pittston Coal Company
                        448 N.E. Main Street
                        Route 19
                        P.O. Box 5100
                        Lebanon, Virginia  24266
                        Attn: David C. Fields, Vice President and Chief
                              Financial Officer
                        Facsimile:  (540) 889-6060

                        BAX HOLDING COMPANY,
                        a Virginia corporation

                        By:/s/
                           ---------------------------------
                        Name:  James B. Hartough
                        Title: Vice President and Treasurer

                        Notice Address:
                        BAX Holding Company
                        1801 Bayberry Court
                        P.O. Box 18100
                        Richmond, Virginia 23226-8100
                        Attn: James B. Hartough, Vice President and Treasurer
                        Facsimile:  (804) 289-9760

                        BAX GLOBAL INC.,
                        a Delaware corporation

                        By:/s/
                           ---------------------------------
                        Name:  James B. Hartough
                        Title: Treasurer and Assistant Secretary

                        Notice Address:
                        BAX Global Inc.
                        16808 Armstrong Avenue
                        Irvine, California 92713
                        Attn: Daniel Crowley, Executive Vice President and
                              Chief Financial Officer
                        Facsimile:  (949) 260-2305

                           [Signature Pages Continue]

                        BRINK'S HOLDING COMPANY,
                        a Delaware corporation

                        By:/s/
                           ---------------------------------
                        Name:  James B. Hartough
                        Title: Vice President and Treasurer

                        Notice Address:
                        Brink's Holding Company
                        1801 Bayberry Court
                        P.O. Box 18100
                        Richmond, Virginia  23226-8100
                        Attn:  James B. Hartough, Vice President and Treasurer
                        Facsimile: (804) 289-9760

                        BRINK'S, INCORPORATED,
                        a Delaware corporation

                        By:/s/
                           ---------------------------------
                        Name:  Michael T. Dan
                        Title: Chairman of the Board and Chief Executive Officer

                        Notice Address:
                        Brink's, Incorporated
                        One Thorndal Circle
                        Darien, Connecticut 06820-1225
                        Attn: Christopher P. Corrini, Senior Vice President and Chief Financial Officer
                        Facsimile: (203) 662-7854

                        BRINK'S HOME SECURITY, INC.,
                        a Delaware corporation

                        By:/s/
                           ---------------------------------
                        Name:  James B. Hartough
                        Title: Assistant Treasurer

                        Notice Address:
                        Brink's Home Security, Inc.
                        8880 Esters Boulevard
                        Irving, Texas  75063
                        Attn: Stephen C. Yevich, Senior Vice President -
                              Finance/Planning
                        Facsimile:  (972) 871-3307

                           [Signature Pages Continue]

LENDERS:                      BANK OF AMERICA, N.A.,
                              individually and as Administrative Agent

                              By:/s/
                                 ---------------------------------
                              Name:  Robert Mauriello
                              Title: Vice President

                              THE CHASE MANHATTAN BANK

                              By:/s/
                                 ---------------------------------
                              Name:  Sherry Misiak
                              Title: Vice President

                              FLEET NATIONAL BANK

                              By:/s/
                                 ---------------------------------
                              Name:  Jana Dombrowski
                              Title: Vice President

                              CREDIT SUISSE FIRST BOSTON

                              By:/s/
                                 ---------------------------------
                              Name:  Robert N. Finney    William S. Lutkins
                              Title: Managing Director   Vice President

                              THE BANK OF NOVA SCOTIA

                              By:/s/
                                 ---------------------------------
                              Name:  John Hopmans
                              Title: Managing Director

                              MELLON BANK, N.A.

                              By:/s/
                                 ---------------------------------
                              Name:  Edward L. McGrath
                              Title: First Vice President

                              FIRST UNION NATIONAL BANK

                              By:/s/
                                 ---------------------------------
                              Name:  Shannan S. Townsend
                              Title: Vice President

                                         [Signature Pages Continue]

                              BARCLAYS BANK PLC

                              By:/s/
                                 ---------------------------------
                              Name:  J. Davey
                              Title: Relationship Director

                              KBC BANK N.V.

                              By:/s/
                                 ---------------------------------
                              Name:  Jean-Pierre Diels
                              Title: First Vice President


                              By:/s/
                                 ---------------------------------
                              Name:  Patrick A. Janssens
                              Title: Vice President

                              BANK HAPOALIM B.M.

                              By:/s/
                                 ---------------------------------
                              Name:   Laura Anne Raffa       James P. Surless
                              Title:  First Vice President   Vice President
                                      & Corporate Manager

                              MALAYAN BANKING BERHAD

                              By:/s/
                                 ---------------------------------
                              Name:  Baharudin Abd. Majid
                              Title: General Manager